UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
GETAROUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

PRELIMINARY COPY - SUBJECT TO COMPLETION
GETAROUND, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

[    ], 2026

Date and Time:	[ ], [ ], 2026, at [ ] a.m., Eastern Time.

Place:	Via live webcast on the internet at www.virtualshareholdermeeting.com/GETR2026SM.

To be deemed present in person and vote at the Special Meeting, you will need the 16-digit control number included on your proxy card or on any additional voting instructions that accompanied your proxy materials.

Items of Business:	1.
To consider and vote upon a proposal to authorize and approve the dissolution (the “Dissolution”) of Getaround, Inc. (the “Company”) in accordance with Section 275 et seq. of the Delaware General Corporation Law (the “DGCL”) and authorize, adopt and approve the Plan of Liquidation and Distribution (as it may be amended, modified or abandoned from time to time by the Board of Directors of the Company (the “Board”) at any time and without further action by the stockholders, and including the transactions contemplated thereby, the “Plan of Distribution”), which, if approved, will authorize the Board to liquidate the Company in accordance with the terms thereof (the “Dissolution Proposal”).

2.
To approve the adjournment of the Special Meeting, from time to time, if deemed necessary or advisable by the Board or a committee thereof, including to solicit additional proxies if a quorum is not present or there are not sufficient votes at the time of the Special Meeting to approve the Dissolution Proposal (the “Adjournment Proposal”).

These items of business are more fully described in the Proxy Statement accompanying this Notice.

Record Date:	Only stockholders of record at the close of business on [ ], 2026 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

Proxy Voting:	Each share of common stock that you own represents one vote.

For questions regarding your stock ownership, you may contact our transfer agent, Continental Stock Transfer & Trust Company, through its website at www.continentalstock.com or by phone at (800) 509-5586.

We will make available an electronic list of stockholders of record as of the Record Date for inspection by stockholders for the ten (10) days prior to the meeting. To access the electronic list during this period, please send your request, along with proof of share ownership, by email to [    ]. You will receive confirmation of your request and instructions on how to view the electronic list. The list will also be available to stockholders at www.virtualshareholdermeeting.com/GETR2026SM during the live webcast of the Special Meeting.

For the avoidance of doubt, this notice serves as notice of the Board’s adoption of certain resolutions which, among other things, declare advisable and in the best interests of the Company and its residual claimants, and approve, the Dissolution and the Plan of Distribution and recommend the approval and adoption thereof by the stockholders of the Company in accordance with Section 275(a) of the DGCL.

By Order of the Board of Directors,

Mauricio Rivera
Senior Vice President and Chief Restructuring Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON [    ], 2026: THIS NOTICE, THE PROXY STATEMENT
AND FORM OF PROXY ARE AVAILABLE FREE OF CHARGE AT WWW.PROXYVOTE.COM.

PRELIMINARY COPY - SUBJECT TO COMPLETION
GETAROUND, INC.
124 Washington Street, Suite 101
Foxboro, Massachusetts 02035
PROXY STATEMENT
FOR SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [    ], 2026
This proxy statement (this “Proxy Statement”) and related proxy materials are being furnished in connection with the solicitation of proxies by or on behalf of the Board of Directors (the “Board”) of Getaround, Inc. for use at our Special Meeting of Stockholders, to be held via live webcast on the internet at www.virtualshareholdermeeting.com/GETR2026SM on [    ], [    ], 2026, at [    ] a.m., Eastern Time, or at such other time and place to which the meeting may be adjourned, postponed or recessed. Stockholders of record as of the close of business on [    ], 2026 (the “Record Date”), are invited to attend the Special Meeting and are entitled to vote on the proposals described in this Proxy Statement. References in this Proxy Statement to the “Special Meeting” also refer to any adjournments, postponements or recesses, or changes in location or virtual meeting space of the Special Meeting, to the extent applicable.
The date of this Proxy Statement is [    ], 2026, and the proxy materials, including this Proxy Statement, are first being distributed and made available on or about [    ], 2026, to all stockholders entitled to vote at the Special Meeting as of the Record Date.
As used in this Proxy Statement, references to “we,” “us,” “our,” “Getaround” and the “Company” refer to Getaround, Inc. and our consolidated subsidiaries. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.
PROXY SUMMARY
This summary highlights information that is described in more detail elsewhere in this Proxy Statement. This summary does not contain all the information you should consider before you vote, and you should read the entire Proxy Statement carefully before voting.

Date and Time:	[ ], [ ], 2026, at [ ] a.m., Eastern Time.

Place:	Via live webcast on the internet at www.virtualshareholdermeeting.com/GETR2026SM.

To be deemed present in person and vote at the Special Meeting, you will need the 16-digit control number included on your proxy card or on any additional voting instructions that accompanied your proxy materials.

Items of Business:	1.
To consider and vote upon a proposal to authorize and approve the dissolution (the “Dissolution”) of Getaround, Inc. (the “Company”) in accordance with Section 275 et seq. of the Delaware General Corporation Law (the “DGCL”) and authorize, adopt and approve the Plan of Liquidation and Distribution (as it may be amended, modified or abandoned from time to time by the Board of Directors of the Company (the “Board”) at any time and without further action by the stockholders, and including the transactions contemplated thereby, the “Plan of Distribution”), which, if approved, will authorize the Board to liquidate the Company in accordance with the terms thereof (the “Dissolution Proposal”).

2.
To approve the adjournment of the Special Meeting, from time to time, if deemed necessary or advisable by the Board or a committee thereof, including to solicit additional proxies if a quorum is not present or if there are not sufficient votes at the time of the Special Meeting to approve the Dissolution Proposal (the “Adjournment Proposal”).

Record Date:	You are entitled to notice of, and to vote at, the Special Meeting only if you were a Getaround stockholder as of the close of business on [ ], 2026 (the “Record Date”).

Voting:
Each share of common stock that you own represents one vote. You may vote via the internet, by telephone or by mail. For specific instructions on how to vote your shares, refer to the section entitled “General Information about the Special Meeting” of this Proxy Statement, your proxy card or on any additional voting instructions that accompanied your proxy materials.

i

GENERAL INFORMATION ABOUT THE SPECIAL MEETING
The information provided in the “question and answer” format below addresses certain frequently asked questions but is not intended to be a summary of all matters contained in this Proxy Statement. Please read the entire Proxy Statement carefully before voting your shares.
Why did I receive these proxy materials?
Getaround is providing these proxy materials to you in connection with the Board’s solicitation of proxies for use at the Special Meeting, which will be held on [    ], 2026. Stockholders are invited to attend the Special Meeting and are requested to vote on the items of business described in this Proxy Statement.
All stockholders will have the ability to access the proxy materials via the internet, including this Proxy Statement, as filed with the Securities and Exchange Commission (the “SEC”), beginning on [    ], 2026. This Proxy Statement will also be made available at www.proxyvote.com.
How do I attend the Special Meeting?
The Special Meeting will be a virtual meeting of stockholders, which will be conducted via live audio webcast. You are entitled to attend and vote at the Special Meeting only if you were a holder of our common stock as of the close of business on the Record Date or if you hold a valid proxy for the Special Meeting.
You will be able to attend the Special Meeting and submit your questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/GETR2026SM. You also will be able to vote your shares electronically at the Special Meeting.
To attend and vote at the Special Meeting, you will need the control number included on your proxy card or on any additional voting instructions that accompanied your proxy materials. The live audio webcast will begin promptly at [    ] a.m., Eastern Time, on [    ], 2026. We encourage you to access the Special Meeting prior to the start time. Online check-in will begin at [    ] a.m., Eastern Time, and you should allow ample time for the check-in procedures.
How can I get help if I have trouble checking in or listening to the Special Meeting online?
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log-in page.
Why a virtual-only online meeting?
Conducting the Special Meeting virtually allows for remote attendance and participation and increases the opportunity for all stockholders to attend and participate and communicate their views to a much wider audience. Stockholder voting rights are not affected. Additionally, the virtual meeting website uses software that verifies the identity of each attendee and ensures during the question-and-answer portion of the meeting that they are granted the same rights they would have at an in-person meeting according to the Company’s governing documents and policies and procedures applicable to the Special Meeting.
Our virtual Special Meeting allows stockholders to submit questions and comments before and during the Special Meeting by following the instructions that will be available on the virtual meeting website. Only questions pertinent to meeting matters and submitted in accordance with the rules of conduct for the Special Meeting, in each case as determined by the chairperson of the meeting, will be addressed during the meeting, subject to time constraints. Questions that are substantially similar may be grouped and addressed together to avoid repetition. The rules of conduct for the Special Meeting will be available on the virtual meeting website.

What proposals are scheduled to be voted on at the Special Meeting and how does the Board recommend that I vote?
Stockholders will be asked to vote on the following two proposals at the Special Meeting:

Proposal	Description	Vote Required	Board Vote Recommendation
1
To consider and vote upon a proposal to authorize and approve the Dissolution of the Company in accordance with Section 275 et seq. of the DGCL and authorize, adopt and approve the Plan of Distribution, which, if approved, will authorize the Board to liquidate the Company in accordance with the terms thereof (the “Dissolution Proposal”).
		Majority of Outstanding Shares of Common Stock	FOR

2
To approve the adjournment of the Special Meeting, from time to time, if deemed necessary or advisable by the Board or a committee thereof, including to solicit additional proxies if a quorum is not present or if there are not sufficient votes at the time of the Special Meeting to approve the Dissolution Proposal (the “Adjournment Proposal”).

If a Quorum is Present: Majority of Votes Cast

If a Quorum is not Present: Holders of a Majority of the Voting Power of the Shares Entitled to Vote Who Are Present in Person or Represented by Proxy at the Special Meeting
FOR

Could matters other than the proposals described in this Proxy Statement be decided at the Special Meeting?
Under our Amended and Restated Bylaws (the “Bylaws”) and applicable Delaware law, the only matters that may be acted on at a special meeting of stockholders are those stated in the notice for the meeting. Accordingly, no business other than the business stated in the Notice of Special Meeting may properly come before the Special Meeting.
Why is the Board recommending approval of the Dissolution and the Plan of Distribution?
The Board carefully reviewed and considered the Dissolution and the Plan of Distribution in light of, in addition to other pertinent factors, the fact we currently have no significant business prospects and no material assets; the fact we will continue to incur substantial accounting, legal and other expenses associated with being a public company despite having no source of revenue or currently available strategic or financing alternatives; and the fact that we have conducted a lengthy evaluation to identify remaining strategic alternatives, such as a merger, asset sale, strategic partnership, financing alternatives or other business combination transaction, that would have a reasonable likelihood of providing value to our residual claimants in excess of the amount they would receive in a liquidation. After due consideration of the options available to us (as discussed further below), the Board determined that it is in the best interests of Getaround and its residual claimants to effect the Dissolution and the liquidation and winding up of Getaround following the Dissolution pursuant to the Plan of Distribution. See “Background of the Proposed Dissolution” and “Reasons for the Proposed Dissolution.”
What does the Plan of Distribution entail?
The Plan of Distribution provides a plan of distribution of Getaround to satisfy and proceed in accordance with the requirements of the DGCL, including Section 281(b) thereof, after considering (including, as appropriate, discussions with our outside advisors and consultants) the claims to which we may be subject to and how to satisfy the requirements of Section 281(b) of the DGCL. We are organized under the laws of the State of Delaware, so the Dissolution and the Plan of Distribution will be governed by the DGCL, which provides that we may file a Certificate of Dissolution (the “Certificate of Dissolution”) with the Office of the Secretary of State of the State of Delaware (the “Secretary of State”) following the required stockholder approval of the Dissolution in accordance with Section 275 of the DGCL; however, the decision of whether or not to proceed with the Dissolution and the Plan of Distribution and when to file the Certificate of Dissolution will be made by the Board in its sole discretion. Notwithstanding stockholder approval and adoption of the Dissolution and the Plan of Distribution, the Board may, in its sole discretion and without further action by the stockholders, (i) abandon the Dissolution at any time prior to its effective time and (ii) amend, modify or abandon the Plan of Distribution at any time, whether before or after the Effective Time (as defined below). If we do abandon the Dissolution, however, it would be a breach of the Funding Agreement (as defined in “Background of the Proposed Dissolution”) entered into with our largest creditor relating to the wind-down of Getaround (see “Background of the Proposed Dissolution”).
What will happen if the Dissolution is approved?
If the Dissolution is approved by our stockholders, the Board will have sole discretion to determine if and when (at such time as they deem appropriate following stockholder approval of the Dissolution) to proceed with the Dissolution. If the Board decides to proceed with the Dissolution, we will execute and file the Certificate of Dissolution with the Secretary of State, then liquidate any remaining assets, satisfy or make reasonable provisions for our remaining obligations to the extent of assets legally available, and make distributions to our stockholders of available proceeds, if any, all in accordance with the DGCL. Absent a change in circumstances following the date of this Proxy Statement, we do not presently expect that there will be any available proceeds for distributions to stockholders after applying any proceeds to the payment of our outstanding debt obligations and other liabilities.
If the Board determines that the Dissolution is not in our best interests or not in the best interests of our residual claimants, the Board may direct that the Dissolution be abandoned, or may amend, modify or abandon the Plan of Distribution, in either case to the extent permitted by Delaware law without the necessity of further stockholder approval. After the Certificate of Dissolution has been filed with the Secretary of State, revocation of the Dissolution would require stockholder approval under Delaware law.
Will I be able to transfer my shares after the Dissolution?
If the Dissolution is approved by our stockholders and if the Board determines to proceed with the Dissolution, we will close our transfer books at the effective time of the Certificate of Dissolution as filed with the Secretary of State (the “Effective Time”). After such time, we will not record any further transfers of our common stock, except pursuant to the provisions of a deceased stockholder’s will, intestate succession or operation of law or upon the dissolution of a stockholder or its successors, and we will not issue any new stock certificates, other than replacement certificates. In addition, after the Effective Time, we will not issue any shares of our common stock upon exercise of outstanding options or restricted stock units and we do not expect our warrants will be exercisable pursuant to their respective terms. As a result of the closing of our transfer books, it is anticipated that distributions, if any, made in connection with the Dissolution will likely be made pro rata to the same stockholders of record as the stockholders of record as of the Effective Time, and it is anticipated that no further transfers of record ownership of our common stock will occur after the Effective Time. At this time, however, it is unlikely any distribution will be made to stockholders.
Do I have appraisal rights in connection with the Dissolution?
None of Delaware law, our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), or our Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with the Dissolution, and we do not intend to independently provide stockholders with any such right.
Are there any risks related to the Dissolution?
Yes. You should carefully review the section entitled “Risk Factors” in this Proxy Statement for a description of certain risks related to the Dissolution.
Will I owe any U.S. federal income taxes as a result of the Dissolution?
If the Dissolution is approved and implemented, distributions made to stockholders pursuant to the Plan of Distribution, if any, would be intended to be treated as received by a stockholder as a series of liquidating distributions and could result in a U.S. federal income tax liability to the stockholder. A stockholder that is a U.S. Holder (as defined in “Certain U.S. Federal Income Tax Consequences of the Proposed Dissolution”) generally will recognize gain or loss on a share-by-share basis equal to the difference between (1) the sum of the amount of cash and the fair market value of property, if any, distributed to the U.S. Holder with respect to each share, less any known liabilities assumed by the U.S. Holder or to which the distributed property (if any) is subject, and (2) the U.S. Holder’s adjusted tax basis in each share of our common stock. For a more detailed discussion, including with respect to Non-U.S. Holders (as defined below), see the section titled “Certain U.S. Federal Income Tax Consequences of the Proposed Dissolution” for a summary of certain U.S. federal income tax consequences of the Dissolution, including the ownership of an interest in a liquidating trust, if any. Stockholders are urged to carefully review the discussion of tax matters within this Proxy Statement and to consult their tax advisors as to the specific tax consequences to them of the Dissolution. However, as noted above and absent a change in circumstances following the date of this Proxy Statement, we do not presently expect that there will be any available proceeds for distributions to stockholders after applying any proceeds to the payment of our outstanding debt obligations and other liabilities.
What will happen to our common stock if the Certificate of Dissolution is filed with the Secretary of State of Delaware?
If the Certificate of Dissolution is filed with the Secretary of State, our common stock is expected to be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). From and after the Effective Time, and subject to applicable law, each holder of shares of our common stock shall cease to have any rights in respect of that stock, except the right to receive distributions, if any, pursuant to and in accordance with the Plan of Distribution and the DGCL. After the Effective Time, our stock transfer records will be closed, and we will not record or recognize any transfer of our common stock occurring after the Effective Time, except pursuant to the provisions of a deceased stockholder’s will, intestate succession or operation of law or upon the dissolution of a stockholder or its successors. No stockholder will have any appraisal rights in connection with the Dissolution.
We expect to file the Certificate of Dissolution and for the Dissolution to become effective as soon as reasonably practicable after the Dissolution is approved by our stockholders; however, the decision of whether or not to proceed with the Dissolution will be made by the Board in its sole discretion, and the Board may abandon the Dissolution without any further action by the stockholders at any time prior to the Effective Time.
Who can vote at the Special Meeting?
Holders of our common stock at the close of business on [    ], 2026, or the Record Date, are entitled to receive notice of, to attend and participate in, and to vote at the Special Meeting. Holders of valid proxies governing shares of common stock held by stockholders at the close of business on the Record Date may also attend, participate in and vote at the Special Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date. As of the Record Date, there were [    ] shares of common stock outstanding and entitled to vote.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Most Getaround stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially, which may affect how you can vote your shares at the Special Meeting.
Stockholder of Record (Shares Registered in Your Name). If, at the close of business on the Record Date, your shares were registered directly in your name with Continental Stock Transfer & Trust Company, our transfer agent, then you are considered the stockholder of record with respect to those shares, and this Proxy Statement was sent directly to you by Getaround. As the stockholder of record, you have the right to grant your voting proxy directly to Getaround as described in this Proxy Statement or to vote directly at the Special Meeting.
Beneficial Owner (Shares Registered in the Name of a Broker or Other Nominee). If, at the close of business on the Record Date, your shares were held in a brokerage account, by a trustee or another nominee on your behalf, then you are considered the beneficial owner of shares held in “street name,” and this Proxy Statement was forwarded to you by your broker or nominee. As the beneficial owner of shares held in street name, you have the right to direct your broker, trustee or other nominee on how to vote the shares held in your account. Because a beneficial owner is not the stockholder of record, your broker, trustee or nominee has provided voting instructions or a voting instruction card to you to use in directing the broker, trustee or nominee on how to vote your shares at the Special Meeting. If you do not provide your broker, trustee or nominee with instructions on how to vote your shares, such broker, trustee, or nominee will not be permitted to vote your shares on any proposal at the Special Meeting. For additional information, see “Will my shares be voted if I do not vote or instruct my nominee how to vote?” below.
How can I vote my shares at the Special Meeting?
You may directly vote shares held in your name as the stockholder of record at the Special Meeting. You may directly vote shares held beneficially in street name at the Special Meeting only if you obtain a legal proxy and control number from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Special Meeting, you should also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.
How can I vote my shares without attending the Special Meeting?
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a stockholder of record, you may vote by submitting a proxy by any of the methods specified below. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions on your proxy card or, for shares held beneficially in street name, in the voting instructions provided by your broker, trustee or nominee.
•
Vote by Internet. Stockholders of record with internet access may vote at www.proxyvote.com by following the instructions at that site. The website address for internet voting is also provided on your proxy card. Your vote must be received by 11:59 p.m., Eastern Time, on [    ], 2026, to be counted. If you vote via the internet, you do not need to return a proxy card by mail. If you hold your shares beneficially in street name, please check the voting instruction card provided by your broker, trustee or nominee for internet voting availability and instructions.

•
Vote by Telephone. Stockholders of record may vote by telephone by dialing 1-800-690-6903 (the call is toll-free in the United States and Canada; toll charges apply to calls from other countries) and following the recorded instructions. You will be asked to provide the control number from your proxy card. Your vote must be received by 11:59 p.m., Eastern Time, on [    ], 2026, to be counted. If you vote by telephone, you do not need to return a proxy card by mail. If you hold your shares in street name, please check the voting instructions provided by your broker, trustee or nominee for telephone voting availability and instructions.

•
Vote by Mail. Stockholders of record who receive proxy materials by mail may submit proxies by completing and signing their proxy cards and returning them promptly in the pre-addressed envelope provided so that it is received no later than [    ], 2026. If you vote via the Internet or by telephone, you do not need to return a proxy card by mail. If you hold your shares in street name, please check the voting instructions provided by your broker, trustee or nominee for how to vote by mail.

Your vote is important. Whether or not you plan to attend and participate in the Special Meeting, we urge you to vote by proxy to ensure that your vote is counted.
Can I change my vote or otherwise revoke my proxy?
If you are the stockholder of record, you may change your vote at any time prior to the vote at the Special Meeting by granting a new proxy by telephone, over the internet or by submitting a properly signed proxy card bearing a later date (which automatically revokes the earlier proxy). You may also revoke your proxy by providing a written notice of revocation to our Chief Restructuring Officer at Getaround, Inc., 124 Washington Street, Suite 101, Foxboro, Massachusetts 02035 prior to your shares being voted, or by voting at the Special Meeting. Attendance at the Special Meeting without any other action will not cause your previously granted proxy to be revoked. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee in accordance with the instructions provided by such broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by voting at the Special Meeting.
How many shares must be present or represented to conduct business at the Special Meeting?
In order for business to be conducted at the Special Meeting, a quorum must be present. The presence in person or by proxy of the holders of a majority of the voting power of the shares of common stock issued and outstanding and entitled to vote at the Special Meeting as of the Record Date will constitute a quorum at the Special Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, trustee or nominee) or if you attend the Special Meeting through the live webcast. Abstentions (i.e., shares present at the Special Meeting and either not voted or voted “abstain”) will be counted for the purpose of determining the presence of a quorum. If any “broker non-votes” occur at the Special Meeting, the “broker non-votes” will also count for purposes of determining the presence of a quorum; however, as described below, we do not expect any “broker non-votes” at the Special Meeting. If there is no quorum, either the chairperson of the meeting or, if directed to be voted on by the chairperson of the meeting, the holders of a majority of the voting power of the shares entitled to vote who are present in person or represented by proxy at the Special Meeting may adjourn the meeting to another time and/or date.

Will my shares be voted if I do not vote or instruct my nominee how to vote?
Stockholder of Record. If you do not submit a proxy or vote at the Special Meeting, your shares will not be voted. If you indicate that you wish to vote as recommended by the Board or if you sign and return a proxy card but do not give specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement (i.e., “FOR” for each of Proposals 1 and 2).
Beneficial Owner. If your shares are held in street name and you do not submit instructions to your broker, trustee or nominee on how to vote your shares, your broker, trustee or nominee has the authority to vote your unvoted shares only on “routine” proposals without receiving instructions from you. Under the applicable rules governing brokers, we believe that none of the proposals presented in this Proxy Statement will be considered “routine” matters, and therefore your broker will not be able to vote on these proposals without your instructions.
For these reasons, it is imperative that stockholders vote or provide instructions to their broker as to how to vote.
What are “broker non-votes?”
A so-called “broker non-vote” results when banks, brokers and other nominees return a valid proxy voting upon a matter or matters for which the applicable rules provide discretionary authority but do not vote on a different proposal because they do not have discretionary authority to vote on such proposal and have not received specific voting instructions from the beneficial owner of such shares. As described under “Will my shares be voted if I do not vote or instruct my nominee how to vote?” above, we do not expect any “broker non-votes” at the Special Meeting because the rules applicable to banks, brokers and other nominees only provide brokers with discretionary authority to vote on proposals that are considered “routine” matters, whereas each of the proposals to be presented at the Special Meeting are believed to be considered “non-routine” matters. As a result, no broker will be permitted to vote your shares of common stock on any proposal at the Special Meeting without receiving your voting instructions. Accordingly, failure to instruct your broker on how to vote your shares held in street name (i.e., a “broker non-vote”) will have the same effect as a vote “AGAINST” the Dissolution Proposal, but will have no effect on the Adjournment Proposal.
How are abstentions treated?
Abstentions are counted for purposes of determining whether a quorum is present. Abstentions will have the effect of a vote “AGAINST” the Dissolution Proposal and the Adjournment Proposal (if there is not a quorum) but, if a quorum is present, abstentions will have no effect on the outcome of the Adjournment Proposal.
Who will tabulate the votes?
A representative of Broadridge Financial Solutions, Inc. will serve as the Inspector of Elections and will tabulate the votes at the Special Meeting.
How may I access an electronic list of stockholders of record entitled to vote at the Special Meeting?
We will make available an electronic list of stockholders of record as of the Record Date for inspection by stockholders for the ten (10) days prior to the meeting. To access the electronic list during this period, please send your request, along with proof of share ownership, by email to [    ]. You will receive confirmation of your request and instructions on how to view the electronic list. The list will also be available to stockholders at www.virtualshareholdermeeting.com/GETR2026SM during the live webcast of the Special Meeting.
What does it mean if I receive more than one proxy card?
If you receive more than one proxy card, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the proxy cards to ensure that all of your shares are voted.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and officers may also solicit proxies online, by telephone or by other means of communication. Our directors and officers will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where can I find the voting results of the Special Meeting?
We will announce preliminary voting results at the Special Meeting. We will also disclose final voting results in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Special Meeting.
What if I have questions about my shares or need to change my mailing address on my stockholder account?
If you are a stockholder of record, you may contact our transfer agent, Continental Stock Transfer & Trust Company, by telephone at (800) 509-5586, through its website at www.continentalstock.com or by U.S. mail at 1 State Street, 30th Floor, New York, New York 10004, if you have questions about your Getaround shares or need to change your mailing address on your stockholder account.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”
Brokers with account holders who are Getaround stockholders may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or Getaround that you no longer wish to participate in householding.
If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, you may (1) notify your broker or (2) direct your written request to: Getaround, Inc., 124 Washington Street, Suite 101, Foxboro, Massachusetts 02035. Stockholders who receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address above, a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.
What are the requirements to propose actions to be included in our proxy materials for our next annual meeting of stockholders, or for consideration at our next annual meeting?
We do not intend to hold future annual meetings of stockholders if the Dissolution is approved by our stockholders and the Certificate of Dissolution is filed with the Secretary of State.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
The information in this Proxy Statement includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. These statements include statements regarding the intent, belief or current expectations of members of our management team, as well as the assumptions on which such statements are based, and are generally identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “predicts,” “intends,” “should,” “could,” “continues,” or the negative version of these words or other comparable words. Forward-looking statements in this Proxy Statement include, but are not limited to:
•	plans and expectations for the Dissolution;
•	beliefs about our available options and financial condition;
•	all statements regarding the tax and accounting consequences of the transactions contemplated by the Dissolution; and
•	all statements regarding the amount and timing of distributions made to stockholders, if any, in connection with the Dissolution.
You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Such statements are subject to known and unknown risks and uncertainties and other unpredictable factors, many of which are beyond our control. We make no representation or warranty (express or implied) about the accuracy of any of the forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. Many relevant risks are described under the caption “Risk Factors” in this Proxy Statement, as well as throughout this Proxy Statement and the incorporated documents, and you should consider these important cautionary factors as you read this document.
The forward-looking statements in this Proxy Statement involve certain uncertainties and risks, including but not limited to:
•	our ability to complete the Dissolution in a timely manner, or at all;
•	the timing and amount of cash and other assets available for distribution, if any, to our stockholders in connection with the Dissolution and Plan of Distribution;
•	the impact of business uncertainties in connection with the Dissolution;
•	the occurrence of any event, change or circumstance that could give rise to the abandonment of the Dissolution or amendment, modification, abandonment or revocation of the Plan of Distribution;
•	the risk that we may have liabilities or obligations about which we are not currently aware;
•	the risk that the cost of settling our liabilities and contingent obligations could be higher than anticipated; and
•
other risks and uncertainties described in our most recent filings with the SEC (including under the caption “Risk Factors” in these filings), including our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 29, 2024, Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, filed with the SEC on November 14, 2024, and any subsequent reports filed with the SEC from time to time.

Any forward-looking statements are made as of the date of this Proxy Statement only. In each case, actual results may differ materially from such forward-looking information. We can give no assurance that such expectations or forward-looking statements will prove to be correct. An occurrence of or any material adverse change in one or more of the risks and uncertainties referred to in this Proxy Statement or included in the documents incorporated by reference herein or other periodic reports or other documents or filings filed with or furnished to the SEC from time to time could materially and adversely affect our business, prospects, financial condition and results of operations. Except as required by law, we do not undertake or plan to update or revise any such forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections or other circumstances affecting such forward-looking statements occurring after the date of this Proxy Statement.

RISK FACTORS
In deciding how and whether to vote, you should carefully consider the following risk factors and all of the information contained in or incorporated by reference into this Proxy Statement, including but not limited to, our most recent filings with the SEC (including under the caption “Risk Factors” in these filings), including our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 29, 2024, Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, filed with the SEC on November 14, 2024, and any subsequent reports filed with the SEC from time to time. In addition, you should keep in mind that the risks described below and under the caption “Risk Factors” in our most recent filings with the SEC are not the only risks that are relevant to your voting decision. The risks described below and under the caption “Risk Factors” in our most recent filings with the SEC are the risks that we currently believe are the material risks of which our stockholders should be aware in connection with their consideration of the Dissolution Proposal. Nonetheless, additional risks that are not presently known to us, or that we currently believe are not material, may also prove to be important.
Trading prices for our securities may bear little or no relationship to the actual value realized, if any, by holders of our securities. Accordingly, we urge extreme caution with respect to existing and future investments in our securities.
Absent a change in circumstances following the date of this Proxy Statement, we do not presently expect that there will be any available assets for distribution to stockholders in connection with the Dissolution after applying any proceeds or any other assets to the payment of our outstanding debt obligations and other liabilities.
We cannot predict with certainty the amount of distributions, if any, that will be made to our stockholders in connection with the Dissolution or the Plan of Distribution. However, based on the information currently available to us, we do not expect there to be any assets available for distribution to our stockholders in connection with the Dissolution after payment of our debt obligations. As discussed below and under current circumstances, our liabilities due upon dissolution would substantially exceed our assets. In addition, our outstanding senior secured debt obligations are secured by liens against substantially all of our assets and we will be required to distribute any proceeds from any sale of assets to the holders of those obligations in order to attempt to satisfy our obligation to those holders. We do not expect to repay our senior secured debt obligations in full. There are also uncertainties as to the ultimate amount of our liabilities and the amounts to be reserved for claims, obligations and provisions during the liquidation and winding-up process such that we may not be able to estimate, at this current time, the ultimate amount of our liabilities to be incurred in connection with the Dissolution. Examples of these uncertainties include: unanticipated costs relating to the defense, satisfaction or settlement of lawsuits or other claims threatened against us or our directors or officers before, during and otherwise in connection with the Dissolution and liquidation process; amounts necessary to resolve the claims of any creditors or other third parties that may not be fully paid; and delays in the Dissolution and liquidation or other winding up process.
In addition, as we continue to wind down, we will continue to incur expenses from operations, including directors’ and officers’ insurance; payments to service providers; taxes; legal, accounting and consulting fees; and, potentially, expenses related to our filing obligations with the SEC, which may increase our liabilities. As a result, we cannot assure that any amount would be distributed to our stockholders if the Board proceeds with the Dissolution, and, as noted above and based on our current estimates, we do not presently expect any amounts to be distributed to our stockholders in connection with the Dissolution.
Even if our stockholders do not approve the Dissolution Proposal, we would not be able to continue our business operations or otherwise conduct an orderly wind-down.
As previously disclosed, on February 7, 2025, the Board approved the orderly wind-down of our business operations in the United States, which included our car-share and HyreCar businesses, while our European business continued operating to provide car-sharing services for customers in our European markets. In connection with the approval of the wind-down plan, the Board approved a reduction-in-force of substantially all of our U.S. employees. As previously disclosed, on April 30, 2026, we completed the sale of our European business to a third party in lieu of the lender under our senior secured debt obligations exercising its rights and remedies thereunder, as provided for under Section 272(b) of the DGCL, and in satisfaction of the entirety of our outstanding debt obligations under one of our senior secured notes in exchange for receipt by such lender of substantially all of the consideration from that sale. We have additional senior secured debt outstanding.
Our ability to fund an orderly wind-down depends on the continued availability of funding under the New SPN (as defined in “Background of the Proposed Dissolution”). The Funding Agreement is conditioned on our pursuit of the

Dissolution and our satisfaction of the milestones set forth in the New SPN. A failure to obtain stockholder approval of the Dissolution by September 5, 2026, if the SEC informs the Company it will not review this Proxy Statement, or prior to October 31, 2026, if the SEC informs the Company it will review this Proxy Statement and issues comments, would constitute a default under the Funding Agreement, which would entitle the lender to terminate the Funding Agreement. In that event, the lender would not be required to provide any additional funding to us under the New SPN and we may not have the funding necessary to conduct an orderly wind-down. If our stockholders do not approve the Dissolution Proposal, the Board will continue to explore what, if any, alternatives are available for our future in light of the Company’s remaining assets, lack of financing aid and lack of business activities; however, those alternatives are limited and likely involve seeking voluntary dissolution at a later time with potentially diminished assets or seeking bankruptcy protection. It is unlikely that these alternatives would result in greater stockholder value than the Dissolution.
Should our stockholders receive any liquidating distributions, our stockholders may be liable to third parties for part or all of the amount received from us in our liquidating distributions if our reserves were inadequate.
Although we do not presently expect to be able to make distributions to our stockholders in connection with the Dissolution, if we do make distributions and fail to create an adequate contingency reserve for payment of our expenses, claims and obligations, each stockholder who has received a liquidating distribution could be held liable, pursuant to the DGCL, for payment to our creditors for claims brought prior to or after the expiration of the Survival Period (as defined below) after we file the Certificate of Dissolution with the Secretary of State (or, if we choose the Safe Harbor Procedures (as defined under the section entitled “Safe Harbor Procedures under DGCL Sections 280 and 281(a)”), for claims brought prior to the expiration of the Survival Period), up to the lesser of (i) such stockholder’s pro rata share of amounts owed to creditors in excess of the contingency reserve and (ii) the amounts previously received by such stockholder in Dissolution from us and from any liquidating trust or trusts. Accordingly, in such event, a stockholder could be required to return part or all of the distributions previously made to such stockholder, and a stockholder could receive nothing from us in connection with the Dissolution. Moreover, if a stockholder has paid taxes on amounts previously received, a repayment of all or a portion of such amount could result in a situation in which a stockholder may incur a net tax cost if the repayment of the amount previously distributed does not cause a commensurate reduction in taxes payable in an amount equal to the amount of the taxes paid on amounts previously distributed. However, based on information available to us, we have insufficient assets to satisfy our liabilities, and we currently expect that there will not be a reserve to satisfy our claims and obligations. Our liabilities, including amounts owed to our creditors, exceed our available assets, and we do not anticipate that our creditors will be paid amounts near the full amounts owed to them. As such, we do not expect that any portion of any given reserve will be available for distribution to our stockholders.
We may be subject to securities or other litigation, which is expensive and could divert our attention.
We may be subject to securities class action or other litigation in connection with the Dissolution. Securities or other litigation against us could result in substantial costs and divert our directors’ and management’s attention from completing the Dissolution, which could increase our expenses and decrease the amount available for distribution to our stockholders, if any.
If the Dissolution is approved by our stockholders and if the Board determines to proceed with the Dissolution, we plan to initiate steps to exit from certain reporting requirements under the Exchange Act, which may substantially reduce publicly available information about us. We currently do not expect to have the resources to continue our public reporting company obligations beyond the near term.
Our common stock and public warrants are currently registered under the Exchange Act, which requires that we comply with certain public reporting and proxy statement requirements thereunder. Compliance with these requirements is costly and time-consuming. If the Dissolution is approved by our stockholders and if the Board determines to proceed with the Dissolution, we plan to initiate steps to exit from such reporting requirements in order to curtail expenses; however, such process may be protracted and we may be required to continue to file Current Reports on Form 8-K or other reports to disclose material events, including those related to the Dissolution. Accordingly, we will continue to incur expenses that will reduce the amount available for distribution in the Dissolution, including expenses of complying with public company reporting requirements and paying our service providers, among others. If our reporting obligations cease, publicly available information about us will be substantially reduced. In addition, because of our delinquent SEC reporting status, our common stock is ineligible for proprietary broker-dealer quotations and has been placed on the “Expert Market” classification of the OTC Markets, which restricts public quotations and limits visibility to investors. Consequently, the further lack of public information would likely result in it being more difficult for investors to dispose of or obtain accurate quotations as to the market value of our securities.
The Board may determine not to proceed with the Dissolution.
Even if the Dissolution Proposal is approved by our stockholders, the Board may determine, in the exercise of its fiduciary duties, at any time prior to the Effective Time, not to proceed with the Dissolution. After the Certificate of Dissolution has been filed with the Secretary of State, revocation of the Dissolution would require stockholder approval under Delaware law. If the Board elects to pursue any alternative to the Plan of Distribution, our stockholders may still not receive any of the funds that may result from those alternatives. In addition, electing to pursue any such alternative would be a breach of our agreements with Mudrick and, as a result, would allow Mudrick to terminate the Funding Agreement. In that event, Mudrick would not be required to provide any additional funding to us under the New SPN and we may not have the funding necessary to conduct an orderly wind-down Further, the Board may amend, modify or abandon the Plan of Distribution at any time (including after the Effective Time) without further stockholder action.
Our stockholders of record will not be able to buy or sell shares of our common stock or warrants after we close our stock transfer books on the Effective Time.
If the Board determines to proceed with the Dissolution, we intend to close our stock transfer books and discontinue recording transfers of our common stock and warrants at the Effective Time. After we close our stock transfer books, we will not record any further transfers of our common stock or warrants on our books, except, in our sole discretion, such transfers occurring by will, intestate succession or operation of law or upon the dissolution of a stockholder or its successors. Therefore, our common stock and warrants will not be freely transferable after the Effective Time. As a result of the closing of the stock transfer books, all liquidating distributions, if any, in the Dissolution will likely be made pro rata to the same stockholders of record as the stockholders of record as of the Effective Time.
Our stockholders may not be able to recognize a loss for U.S. federal income tax purposes until they receive a final distribution from us.
Distributions made to stockholders pursuant to the Plan of Distribution, if any, are intended to be treated as received by a stockholder in exchange for the stockholder’s shares of our common stock. Accordingly, the amount of any such distribution will reduce the stockholder’s adjusted tax basis in such shares, but not below zero. Any excess will be taxable as capital gain, while any tax basis remaining in such shares following the final distribution pursuant to the Plan of Distribution will be treated as a capital loss. Any such gain or loss generally will be long-term capital gain or loss, respectively, if such shares have been held for more than one year. The deductibility of capital losses is subject to limitations. For a more detailed discussion, see the section entitled “Certain U.S. Federal Income Tax Consequences of the Proposed Dissolution.” You should consult your tax advisor as to the particular tax consequences of the Dissolution to you, including the applicability of any U.S. federal, state, and local and non-U.S. tax laws.

PROPOSAL 1:
APPROVAL OF THE DISSOLUTION AND THE PLAN OF DISTRIBUTION
We are asking you to authorize and approve the Dissolution and authorize, approve and adopt, following such Dissolution, the liquidation and winding-up of Getaround pursuant to the Plan of Distribution. The Board has deemed the Dissolution to be advisable and in the best interests of Getaround and its residual claimants, has authorized and approved the Dissolution and has authorized, adopted, and approved the Plan of Distribution. The Board’s reasons for the Dissolution are described under “Background of the Proposed Dissolution” below. The Dissolution requires approval by the holders of a majority of the outstanding shares of our common stock entitled to vote thereon at the Special Meeting. Our Board recommends that our stockholders approve and authorize the Dissolution.
In general terms, when we dissolve, we will cease conducting our business, wind up our affairs, dispose of our non-cash assets, pay or otherwise provide for our obligations, and distribute our remaining assets, if any, during a post-dissolution period of at least three years, as required by the DGCL. We will follow the dissolution and winding-up procedures prescribed by the DGCL, as described in further detail under “Delaware Law Applicable to the Dissolution.” We expect that our liquidation, winding up and distribution procedures will be further guided by our Plan of Distribution, as described in further detail under “Our Plan of Distribution.” You should carefully consider the risk factors relating to our complete dissolution and liquidation and described under “Risk Factors” above.
Subject to the requirements of the DGCL and the Plan of Distribution, as further described below, we will use our existing assets to pay for or make reasonable provision for all our claims and obligations (including all contingent, conditional or unmatured contractual claims known to the Company), including:
•	income and other taxes;
•	our outstanding senior secured debt obligations, including the New SPN and the Convertible Notes (each as described below);
•
the costs associated with our Dissolution and winding up over the Survival Period; these costs may include, among others, expenses necessary to the implementation and administration of our Plan of Distribution and fees and other amounts payable to professional advisors (including legal counsel, financial advisors and others) and to consultants and others assisting us with our Dissolution and winding up;

•	any meritorious claims by others against us;
•	any amounts owed by us under contracts with third parties;
•
the funding of any reserves or other security we are required to establish, or deem appropriate to establish, to pay for asserted claims (including lawsuits) against the Company which are the subject of a pending action, suit or proceeding to which the Company is a party and possible future claims against the Company which have not been made known to the Company or that have not arisen but that, based on facts known to the Company, are likely to arise or to become known to the Company within 10 years after the Effective Time, as further described below; and

•
solely to the extent remaining after payment of or provision for the above-described liabilities, obligations and claims, pro rata distributions of the Company’s remaining assets, if any, to our stockholders, which distributions may be made from time to time as available and in accordance with the DGCL procedures described below.

No Expected Distributions to Stockholders
We cannot predict with certainty the amount of distributions, if any, to our stockholders that will be made in connection with the Dissolution. However, based on the information currently available to us, and if our stockholders approve the Dissolution, we estimate there will not be any available assets for distribution to our stockholders in the Dissolution and, based on our current estimates, we expect that you will not receive any distribution. Notwithstanding the foregoing, we cannot predict the timing or amount of any distributions, as uncertainties as to the ultimate amount of our liabilities, the operating costs and amounts to be reserved for claims, liabilities, obligations and provisions during the liquidation and winding-up process, and the related timing to complete such transactions make it impossible to predict with certainty the actual net cash amount, if any, that may ultimately be available for distribution to stockholders or the timing of any such distributions. Accordingly, you will not know whether there will be any distribution at all, or if there were to be a distribution, the exact amount of such distribution, when you vote on the proposal to approve the Dissolution and the Plan of Distribution. Distributions, if any, to our stockholders may be paid in one or more distributions. Such distributions will not occur until after the Certificate of Dissolution is filed with the Secretary of State, and we cannot predict the timing or amount of any such distributions (if any). Examples of uncertainties that could reduce the value of distributions (if any) to our stockholders include: unanticipated costs relating to the defense, satisfaction or settlement of existing or future liabilities, obligations, or lawsuits or other claims threatened against us or our officers or directors; amounts necessary to resolve claims of our creditors; and delays in our liquidation due to our inability to settle claims or otherwise.
While we presently intend to pursue matters related to our liquidation and winding up as quickly as possible if we obtain approval from our stockholders, the timing of many elements of this process after our Dissolution will not be entirely within our control and, therefore, we are unable to estimate when we would be able to begin making any post-Dissolution liquidating distributions to our stockholders, to the extent there was any amount to distribute. See the section entitled “Risk Factors” in this Proxy Statement.
The description of the Dissolution contained in this introductory section is general in nature and is subject to various other factors and requirements, as described in greater detail below.
Background of the Proposed Dissolution
Historically, Getaround was a global carsharing marketplace, powered by proprietary technology designed to make sharing cars simple, digital, on-demand, and automated. Getaround reimagined the traditional car ownership model by empowering consumers to instantly and conveniently access safe, affordable and desirable cars they need while providing earnings potential to car owners who supply them through our technology platform.
We were incorporated in Delaware in September 2020 and formed as a special purpose acquisition company known as InterPrivate II Acquisition Corp. (“InterPrivate II”) for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. Legacy Getaround (as defined below) was incorporated in Delaware in 2009 and commenced operations in 2011. On December 8, 2022, we completed the acquisition of Legacy Getaround pursuant to an Agreement and Plan of Merger, dated as of May 11, 2022 (as amended, the “Merger Agreement”), by and among us, TMPST Merger Sub I Inc., a Delaware corporation and a wholly owned direct subsidiary of InterPrivate II, TMPST Merger Sub II LLC, a Delaware limited liability company and wholly owned direct subsidiary of InterPrivate II, and Getaround, Inc., a Delaware corporation (“Legacy Getaround”). We collectively refer to the transactions contemplated by the Merger Agreement as the “Business Combination.” In connection with the consummation of the Business Combination, we changed our name from “InterPrivate II Acquisition Corp.” to “Getaround, Inc.”
We have incurred significant net losses since inception. Historically, Legacy Getaround devoted significant efforts and expenditures to develop its technology and expand its operations. Immediately following the Business Combination, we began reducing fixed and variable costs by, among other things, implementing reductions in our workforce, suspending discretionary marketing spend, and eliminating certain additional fixed operating costs. Despite implementing these efforts over the course of 2023 and 2024, our ability to continue as a going concern depended on our ability to obtain additional equity or debt financing, attain further operating efficiencies, reduce or contain expenditures and increase revenues.
In connection with the closing of the Business Combination on December 8, 2022, we issued $175.0 million aggregate principal amount of convertible senior secured notes (the “Convertible Notes”) pursuant to a convertible note subscription agreement, dated May 11, 2022, as amended, to Mudrick Capital Management L.P. on behalf of certain funds, investors, entities or accounts that are managed, sponsored or advised by Mudrick Capital Management L.P. or its affiliates (collectively, “Mudrick”). On August 7, 2023, we issued a promissory note to Mudrick for the principal amount of $3.0 million to provide additional capital to the Company. On September 8, 2023, we refinanced the promissory note through the issuance and sale to Mudrick of a super priority note (the “Prior SPN”) in principal amount of $15.0 million. We subsequently increased our borrowings under the Prior SPN through a series of amendments and restatements of the Prior SPN, most recently on November 12, 2024, to reflect an increased principal amount of $97.8 million.
In connection with these subsequent financings pursuant to amendments and restatements of the Prior SPN, we agreed in January 2024 to appoint Jason Mudrick as a member of the Board and, in April 2024, we agreed that Mudrick would be entitled to identify and recommend to the Board three independent director candidates. In May 2024, upon the recommendation of Mudrick, and the subsequent recommendation of the Nominating and Corporate Governance Committee of the Board, the Board appointed Nikul Patel, Neil Salvage and Qais Sharif as members of the Board.

Messrs. Patel, Salvage and Sharif were each identified by a third-party search firm retained by Mudrick as a potential director candidate meeting the independence requirements of the New York Stock Exchange and had no prior affiliation with Jason Mudrick or Mudrick.
Despite the additional funding described above, the proceeds received in the Business Combination and in subsequent financings made available by Mudrick through amendments and restatements to the Prior SPN, in all of our quarterly and annual reports filed with the SEC since November 2023, we identified a variety of matters that raised substantial doubt about our ability to continue in existence as a going concern. Effective August 16, 2024, our common stock was delisted from the New York Stock Exchange (“NYSE”) for failure to meet the continued listing standard that requires listed companies to maintain an average global market capitalization of at least $15.0 million over a period of 30 consecutive trading days. The delisting constituted a “Fundamental Change” under the Convertible Notes, which would have obligated us to offer to repurchase the Convertible Notes for cash. Our failure to repurchase the Convertible Notes would have constituted a default under the indenture governing the Convertible Notes, which, if not cured or waived, would have permitted the acceleration of the Convertible Notes and our other senior secured indebtedness. On September 5, 2024, we entered into a forbearance agreement with Mudrick, whereby Mudrick agreed to forbear on any rights and remedies available to Mudrick under the Convertible Notes, the indenture governing the Convertible Notes, or otherwise under applicable law, solely to the extent arising from the occurrence and continuation of an event of default under the Convertible Notes in connection with the NYSE delisting. This forbearance agreement was limited in nature and, as set forth more fully therein, did not impair Mudrick’s ability to exercise the rights and remedies available to Mudrick for other events of defaults under the Convertible Notes that may occur or constitute a waiver of the specified default or any future events of default.
In light of our financial condition, persistent and varied operating challenges, as previously disclosed, and difficulties obtaining additional funding from any source, beginning in January 2025 we, together with our financial and legal advisors, engaged in an extensive analysis of strategic or financing alternatives available to us to identify a solution that would allow our business to continue. We ultimately determined that an orderly wind-down of our business operations in the United States, which included our car-share and HyreCar businesses, was necessary to limit incurring additional liabilities for which we did not have sufficient cash flow to pay and to maximize the value of Getaround’s assets for its residual claimants. As previously disclosed, on February 7, 2025, the Board approved the orderly wind-down of the U.S. business, with Getaround’s European business continuing to operate to provide car-sharing services in our European markets. In connection with the approval of the wind-down plan, the Board also approved a reduction-in-force of substantially all of our U.S. employees. We also attempted to sell our intellectual property, but our efforts were unsuccessful.
On March 4, 2025, we entered into a new forbearance agreement, as subsequently amended, with Mudrick whereby, in addition to the existing forbearance on any rights and remedies available under the Convertible Notes in connection with the NYSE delisting, Mudrick agreed to forbear on any other rights and remedies under the Convertible Notes and the Prior SPN until the occurrence of a termination event described therein and further agreed to permit us to use cash collateral to fund certain budgeted expenses provided in the wind-down plan. The forbearance period under this new forbearance agreement automatically terminated pursuant to its terms on December 31, 2025.
While we continued unsuccessfully to obtain additional financing, through June 2025, with respect to the U.S. business, and throughout 2025 and early 2026, with respect to the European business, we continued to explore strategic alternatives, including but not limited to the sale of all, or part, of our European business. In March 2025, the Board formed a special committee (the “Special Committee”), comprised of Bruno Bowden, Jason Mudrick, Ravi Narula, Nikul Patel, Neil Salvage and Qais Sharif, to, among other things, evaluate, negotiate and/or approve and oversee the Company’s professionals, officers and employees with respect to, the wind-down and other restructuring, strategic options, and potential agreements or transactions of the Company and its subsidiaries, including, without limitation, agreements or transactions with its secured creditors and any affiliates thereof, in all cases to the extent permitted by applicable law. During the period from March to December 2025, our investment banker advisor for the European business, Stifel Europe Limited (“Stifel”), made initial contact with 38 potential buyers and a substantial portion of those potential buyers engaged in initial meetings to learn more about our European business. In light of the number of potential buyers contacted, a meaningful number of potential buyers indicating an initial interest in further discussions and in light of the fact that a substantial portion of these potential buyers had already had initial meetings to learn more about our European business, in May 2025, the Special Committee authorized Stifel to invite the seven potential buyers who had expressed such an interest to engage in further discussions for the purpose of making proposals to acquire our European business by July 2025. Thereafter, we engaged in lengthy discussions with those potential buyers, and in July 2025 received three non-binding offers to purchase our European business, none of which were acceptable to the Special Committee. From September 2025 to November 2025, we explored the possibility of a potential transaction with Mudrick, in its capacity as the holders of our senior secured debt, involving the acquisition of our European business in exchange for a reduction of some of our secured debt obligations. However, in November 2025, one of the potential buyers, GoMore ApS (“GoMore”), proposed a substantially improved non-binding offer to purchase our European business, which caused us to re-engage with GoMore about a potential sale of the European business.
In March 2026, the Board met to review and discuss with its advisors the status of negotiations with GoMore and the preliminary structure of the transactions providing for the sale of our European business. Thereafter, in furtherance of our discussions with GoMore and the concurrent negotiation of the related transactions with Mudrick discussed below, in April 2026, the Board formed a special transaction committee (the “Special Transaction Committee”), comprised solely of the independent and disinterested directors Bruno Bowden, Neil Salvage and Qais Sharif, to, among other things, further evaluate the terms and conditions of the potential transactions with GoMore and Mudrick, determine whether the potential transactions would be fair to, and in the best interests of, the Company and its stockholders, and, if deemed advisable, approve the same in accordance with Section 144(a) of the DGCL. As previously disclosed, on April 8, 2026, certain of our subsidiaries, including Getaround Operations LLC, entered into an agreement to sell our European business to GoMore in lieu of Mudrick exercising its rights and remedies under the Prior SPN and the Convertible Notes, as provided for under Section 272(b) of the DGCL, and in exchange for Mudrick’s agreement that certain proceeds of the sale would eliminate in full the Prior SPN, which at that time represented approximately $121.7 million of our senior secured indebtedness secured by substantially all of our assets, including the equity comprising our European business. On April 30, 2026, the Company completed the sale of its European business to GoMore for a purchase price of approximately 31.5 million euros, consisting of cash and a non-interest-bearing promissory note payable, which promissory note is subject to reduction for early prepayment, and potential additional consideration of up to 2.3 million euros of receivables to the extent collected by GoMore and its subsidiaries in respect of certain research tax credits under French law (together with the foregoing cash and promissory note consideration, the “Consideration”). In connection with the sale of our European business, on April 8, 2026, we entered into a letter agreement with Mudrick pursuant to which, among other things, Mudrick agreed to the sale of the European business in lieu of exercising its rights and remedies under the Prior SPN and the Convertible Notes and to satisfy in full the Prior SPN in exchange for the proceeds of the sale. Mudrick agreed that it would provide us with up to $3 million in funding following the closing of the GoMore transaction for our wind-down pursuant to a new super priority secured promissory note (the “New SPN”), of which we have drawn an aggregate of $0.5 million as of the date of this Proxy Statement. In addition, if requested by the Company, and subject to the satisfaction of certain other conditions, Mudrick agreed that it would convert a portion of its Convertible Notes, of which $239.8 million aggregate principal amount was outstanding as of April 30, 2026, into our common stock to support our orderly dissolution in accordance with Section 275 et seq. of the DGCL. Under the letter agreement and accompanying wind-down term sheet entered into with Mudrick with respect to the New SPN (“the Funding Agreement”), we are required to pursue the Dissolution and to satisfy a series of milestones, which includes obtaining stockholder approval of the Dissolution by specified deadlines. (See “Even if our stockholders do not approve the Dissolution Proposal, we would not be able to continue our business operations or otherwise conduct an orderly wind-down.” in the section entitled “Risk Factors” of this Proxy Statement.) Prior to our entry into the foregoing agreements with GoMore or Mudrick, as the case may be, in April 2026, the Special Transaction Committee approved the same as well as the sale of the European business to GoMore and the related transactions with Mudrick, pursuant to Section 272(b) and Section 144(a) of the DGCL. At the closing of the transactions contemplated with GoMore, our senior secured debt obligations, including the Convertible Notes and the Prior SPN, were (and with respect to the Convertible Notes and the New SPN, continue to be) guaranteed by certain of our subsidiaries and secured by a lien on substantially all assets of ours and the guarantors. As a result of these security interests, such assets would only be available to satisfy claims of our general creditors or to holders of our equity securities if we were to become insolvent to the extent the value of such assets exceeded the amount of our secured indebtedness and other secured obligations. As of the date of the Funding Agreement, the amount of obligations under our senior secured debt far exceeded the value of our assets.
In light of these circumstances and our remaining available resources and lack of operating business, and taking into account our continued incurrence of costs notwithstanding previously announced cost-saving measures and the lack of revenue sources, the Board currently believes that the alternatives to the Dissolution available to us are likely limited to seeking voluntary dissolution at a later time with potentially further diminished assets or seeking bankruptcy protection, and that it is unlikely that such alternatives would result in greater stockholder value than the Dissolution and our liquidation and winding up pursuant to the Plan of Distribution.
Based upon the foregoing, and the numerous discussions the Board has had since the announcement of the wind-down of our U.S. business operations, including discussions with respect to the Dissolution and alternatives thereto, on June 5, 2026, the Board determined that it is in the best interests of Getaround and its residual claimants to effect the Dissolution and the liquidation and winding up of Getaround following the Dissolution pursuant to the Plan of Distribution. In connection with this determination and in accordance with the letter agreement, the Board requested that Mudrick convert a portion of the Convertible Notes into shares of our common stock in an amount sufficient to ensure a quorum at the Special Meeting. Effective on [   ], 2026, Mudrick converted $[   ] million in aggregate principal amount of Convertible Notes into an aggregate of [   ] shares of common stock, resulting in [   ] shares of common stock issued and outstanding and $[   ] aggregate principal amount of Convertible Notes remaining outstanding as of the Record Date.
Reasons for the Proposed Dissolution
The Board believes that the Dissolution is in our best interests and the best interests of our residual claimants. As noted above, the Board considered and pursued at length potential strategic alternatives available to Getaround, such as asset sales, strategic partnerships, financing alternatives or other transactions, and, following the results of such process, now believes that pursuing the Dissolution is in the best interest of Getaround and its residual claimants.
In making its determination to approve the Dissolution, the Board considered, in addition to other pertinent factors, the fact that we currently have no significant remaining business operations, revenue or business prospects; the fact that we will continue to incur substantial accounting, legal and other expenses associated with being a public company despite having no source of revenue or financing alternatives (other than the remaining $2.5 million of funding available under the New SPN, subject to our continued compliance with the New SPN and the Funding Agreement); and the fact that we have conducted an evaluation to identify remaining strategic alternatives involving our remaining assets or the Company as a whole, such as asset sales, strategic partnerships, financing alternatives or other transactions, that would have a reasonable likelihood of providing value to our stockholders in excess of the amount the stockholders would receive in a liquidation. As a result of its evaluation, the Board concluded that the Dissolution is the preferred strategy among the alternatives now available to us and is in our best interests and the best interests of our residual claimants. Accordingly, the Board authorized and approved the Dissolution and recommends that our stockholders approve the Dissolution Proposal.
Delaware Law Applicable to the Dissolution
We are a corporation organized under the laws of the State of Delaware and the Dissolution will be governed by the DGCL. The following is a brief summary of some of the DGCL provisions applicable to the Dissolution. The following summary is qualified in its entirety by Sections 275 through 283 of the DGCL, which are attached to this Proxy Statement as Annex B.
Delaware Law Generally
Authorization of Board and Stockholders. If a corporation’s board of directors deems it advisable that the corporation should dissolve, it may adopt resolutions to that effect by a majority vote of the whole board and notify the corporation’s stockholders entitled to vote on the dissolution of the adoption of such resolutions and the calling of a meeting of stockholders to act on the resolutions. Our Board has adopted and approved resolutions declaring the Dissolution advisable and in the best interests of Getaround and its residual claimants, and authorizing, adopting and approving the Dissolution and the Plan of Distribution and recommending their approval, adoption and authorization to our stockholders. Under the DGCL, the Dissolution requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the Special Meeting on the Dissolution Proposal.
Certificate of Dissolution. If a corporation’s stockholders authorize its dissolution, the corporation must file a certificate of dissolution in accordance with Section 275(d) of the DGCL with the Secretary of State to consummate the dissolution. If our stockholders authorize the Dissolution at the Special Meeting, we intend to file the Certificate of Dissolution with the Secretary of State as soon as practicable after the receipt of such approval. However, the timing of such filing is subject to the discretion of the Board.

Possible Permitted Abandonment of Dissolution. The resolution authorizing a dissolution adopted by a corporation’s board of directors may provide that, notwithstanding authorization of the dissolution by the corporation’s stockholders, the board of directors may abandon the dissolution without further action by the stockholders. While we do not currently foresee any reason that the Board would abandon our proposed Dissolution if it is authorized by our stockholders, to provide the Board with the maximum flexibility to act in the best interests of our residual claimants, the resolutions adopted by the Board included language providing the Board with the flexibility to abandon the Dissolution without further action of our stockholders at any time prior to the filing of the Certificate of Dissolution.
Time of Dissolution. When a corporation’s certificate of dissolution is filed with the Secretary of State and has become effective, along with the corporation’s tender of all taxes (including Delaware franchise taxes) and fees authorized to be collected by the Secretary of State and the effectiveness of all annual franchise tax reports, the corporation will be dissolved. We refer herein to the effective time of the Certificate of Dissolution as the “Effective Time.”
Continuation of Corporation After Dissolution
A dissolved corporation continues its existence for the term of three years after dissolution, or such longer period as the Delaware Court of Chancery may direct, for the purpose of prosecuting and defending suits, whether civil, criminal or administrative, by or against it, and enabling the corporation gradually to settle and close its business, to dispose of and convey its property, to discharge its liabilities and to distribute to its stockholders any remaining assets. A dissolved corporation may not, however, continue the business for which it was organized. Any action, suit or proceeding begun by or against the corporation either prior to or within three years after the date of its dissolution does not abate by reason of the dissolution, and for the purpose of any such action, suit or proceeding, the corporation will continue beyond the Survival Period until any judgments, orders or decrees therein are fully executed, without the necessity for any special direction by the Delaware Court of Chancery. Our Plan of Distribution will govern our liquidation and winding-up process after Dissolution, but the Board will retain the authority to amend, modify or abandon the Plan of Distribution at any time (including after the Effective Time) without further action of the stockholders. See “Our Plan of Distribution.”
Payment and Distribution to Claimants and Stockholders
A dissolved corporation must pay or make reasonable provision to pay (or reserve of funds as security for payment in certain instances) all claims against the corporation in accordance with the applicable provisions of the DGCL. Such claims or obligations shall be paid in full and any such provision for payment shall be made in full if there are sufficient assets. If there are insufficient assets, such claims and obligations shall be paid or provided for according to their priority, and, among claims of equal priority, ratably to the extent of assets legally available therefor. Any remaining assets (if any) shall be distributed to the stockholders of the dissolved corporation. The dissolved corporation may do this by following either (i) the safe harbor procedures under DGCL Sections 280 and 281(a) (the “Safe Harbor Procedures”) or (ii) the alternative procedures under DGCL Section 281(b) (the “Alternative Procedures”), each as described below.
The Plan of Distribution proposes for the Board to follow the Alternative Procedures, but provides the Board with the discretion to elect to follow the Safe Harbor Procedures rather than the Alternative Procedures.
Safe Harbor Procedures under DGCL Sections 280 and 281(a)
A dissolved corporation may elect to give notice of its dissolution to persons having a claim against the corporation (other than claims against the corporation in any pending actions, suits or proceedings to which the corporation is a party (“Current Claimants”)) and to persons with contractual claims contingent on the occurrence or nonoccurrence of future events or otherwise conditional or unmatured, excluding any implied warranty as to any product manufactured, sold, distributed or handled by the corporation (“Contingent Contractual Claimants”), requiring such persons to present their claims against the corporation in accordance with the notice, and after giving these notices, following the procedures set forth in the DGCL, as described below.
Current Claimants
Notices and Publication. The notice to Current Claimants, if sent, must state (1) that all such claims must be presented to the corporation in writing and must contain sufficient information reasonably to inform the corporation of the identity of the claimant and the substance of the claim; (2) the mailing address to which the claim must be sent;

(3) the date (the “Claim Date”) by which the claim must be received by the corporation, which must be no earlier than 60 days from the date of the corporation’s notice; (4) that the claim will be barred if not received by the Claim Date; (5) that the corporation may make distributions to other claimants and the corporation’s stockholders or persons interested as having been such without further notice to the Current Claimant; and (6) the aggregate annual amount of all distributions made by the corporation to its stockholders for each of the three years before the date of dissolution. The notice must be published at least once a week for two consecutive weeks in a newspaper of general circulation in the county in which the corporation’s last registered agent in Delaware is located and in the corporation’s principal place of business and, in the case of a corporation having $10.0 million or more in total assets at the time of dissolution, at least once in all editions of a daily newspaper with a national circulation. On or before the date of the first publication of the notice, the corporation must also mail a copy of the notice by certified or registered mail, return receipt requested, to each known claimant of the corporation, including persons with claims asserted against the corporation in a pending action, suit or proceeding to which the corporation is a party.
Effect of Non-Responses to Notices. If the dissolved corporation does not receive a response to the corporation’s notice in accordance with the requirements of the notice by the Claim Date from a Current Claimant who was given actual notice according to the foregoing paragraph, then the claimant’s claim will be barred.
Treatment of Responses to Notices. If the dissolved corporation receives a response to the corporation’s notice by the Claim Date, the dissolved corporation may accept or reject, in whole or in part, the claim. If the dissolved corporation rejects a claim, it must mail a notice of the rejection to the Current Claimant by certified or registered mail, return receipt requested, within 90 days after receipt of the claim (and, in all events, at least 150 days before the expiration of the Survival Period). The notice must state that any claim so rejected will be barred if the Current Claimant does not commence an action, suit or proceeding with respect to the claim within 120 days of the mailing of the rejection.
Effect of Non-Responses to Rejections of Claims. If the dissolved corporation rejects a claim and the Current Claimant does not commence an action, suit or proceeding with respect to the claim within the 120-day post-rejection period, then the Current Claimant’s claim will be barred.
Contingent Contractual Claims
Notices. The notice to Contingent Contractual Claimants must be in substantially the same form and sent and published in the same manner, as notices to Current Claimants and shall request that Contingent Contractual Claimants present their claims in accordance with the terms of such notice.
Responses to Contractual Claimants. If the dissolved corporation receives a response by the date specified in the notice by which the claims from Contingent Contractual Claimants must be received by the corporation, which must be no earlier than 60 days from the date of the corporation’s notice to Contingent Contractual Claimants, the dissolved corporation must offer to the Contingent Contractual Claimant such security as the dissolved corporation determines is sufficient to provide compensation to the claimant if the claim matures. This offer must be mailed to the Contingent Contractual Claimant by certified or registered mail, return receipt requested, within 90 days of the dissolved corporation’s receipt of the claim (and, in all events, at least 150 days before the expiration of the Survival Period). If the Contingent Contractual Claimant does not deliver to the dissolved corporation a written notice rejecting the offer within 120 days after receipt of the offer for security, the claimant will be deemed to have accepted the security as the sole source from which to satisfy the claim against the dissolved corporation.
Determinations by Delaware Court of Chancery
A dissolved corporation that has complied with the Safe Harbor Procedures must petition the Delaware Court of Chancery to determine the amount and form of security that will be (1) reasonably likely to be sufficient to provide compensation for any claim against the dissolved corporation that is the subject of a pending action, suit or proceeding to which the dissolved corporation is a party, other than a claim barred pursuant to the Safe Harbor Procedures, (2) sufficient to provide compensation to any Contingent Contractual Claimant who has rejected the dissolved corporation’s offer for security for such person’s claims made pursuant to the Safe Harbor Procedures, and (3) reasonably likely to be sufficient to provide compensation for claims that have not been made known to the dissolved corporation or that have not arisen but that, based on facts known to the dissolved corporation, are likely to arise or to become known to the dissolved corporation within five years after the date of dissolution or such longer period of time as the Delaware Court of Chancery may determine, not to exceed ten years after the date of dissolution.

Payments and Distributions
If a dissolved corporation has followed the Safe Harbor Procedures, then it will (1) pay the Current Claims made but not rejected, (2) post the security offered and not rejected for Contingent Contractual Claims, (3) post any security ordered by the Delaware Court of Chancery in response to the dissolved corporation’s petition to the court described above, and (4) pay or make provision for all other claims that are mature, known and uncontested or that have been finally determined to be owing by the dissolved corporation. If there are insufficient assets to make these payments and provisions, then they will be satisfied ratably in accordance with legal priorities, to the extent that assets are available.
All remaining assets, if any, will be distributed to the dissolved corporation’s stockholders, but not earlier than 150 days after the date of the last notice of rejection given by the dissolved corporation to a Current Claimant pursuant to the Safe Harbor Procedures.
Alternative Procedures under DGCL Section 281(b)
If a dissolved corporation does not elect to follow the Safe Harbor Procedures, it must, prior to the expiration of the Survival Period, adopt a plan of distribution pursuant to which it will (1) pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the corporation, (2) make such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the dissolved corporation that is the subject of a pending action, suit or proceeding to which the dissolved corporation is a party and (3) make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the dissolved corporation or that have not arisen but that, based on facts known to the dissolved corporation, are likely to arise or to become known to the dissolved corporation within ten years after the date of dissolution. The plan of distribution must provide that such claims shall be paid in full and any such provision for payment will be made in full if there are sufficient assets. If there are insufficient assets to make these payments and provisions, then such claims and obligations shall be paid or provided for in accordance with their priority and, among claims of equal priority, ratably to the extent of assets legally available therefor. All remaining assets will be distributed to the dissolved corporation’s stockholders, if any.
Liabilities of Stockholders and Directors
If a dissolved corporation follows either the Safe Harbor Procedures or the Alternative Procedures, then a stockholder of the dissolved corporation who has received a liquidating distribution will not be liable for any claim against the dissolved corporation in an amount in excess of the lesser of (a) the stockholder’s pro rata share of the claim and (b) the amount distributed to the stockholder. If a dissolved corporation follows the Safe Harbor Procedures, then a stockholder of the dissolved corporation will not be liable for any claim against the dissolved corporation on which an action, suit or proceeding is not begun before the expiration of the Survival Period. The aggregate liability of a stockholder of a dissolved corporation for claims against the dissolved corporation shall not exceed the amount distributed to the stockholder in dissolution. If a dissolved corporation fully complies with either the Safe Harbor Procedures or the Alternative Procedures, then the dissolved corporation’s directors will not be personally liable to the dissolved corporation’s claimants.
Application of These Procedures to Us
We currently plan to elect to follow the Alternative Procedures. However, our Plan of Distribution specifically permits the Board the discretion to decide to abandon any plans to follow the Alternative Procedures and to follow the Safe Harbor Procedures permitted by Delaware law. If we follow the Safe Harbor Procedures, then the required published notices would be published in a newspaper of general circulation in New Castle County, Delaware (the location of our registered agent), and Foxboro, Massachusetts (the location of our principal place of business). For more information about our liquidation, winding up and distribution procedures, see “Our Plan of Distribution” below.
Our Plan of Distribution
We intend to conduct the Dissolution in accordance with the Plan of Distribution, which is attached to this Proxy Statement as Annex A and incorporated by reference into this Proxy Statement, to satisfy and proceed in accordance with the requirements of Section 281(b) of the DGCL. The following is a summary of our Plan of Distribution and does not purport to be complete or contain all of the information that is important to you. To understand our Plan of Distribution more fully, you are urged to read this Proxy Statement as well as the Plan of Distribution. Our Plan of Distribution may be modified, clarified, amended or abandoned by action of the Board at any time (including after the Effective Time) and from time to time, as further described below, without further action by the stockholders.

Authorization and Effectiveness
Our Plan of Distribution will be deemed approved if the holders of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting on the Dissolution Proposal have approved, adopted and authorized the Plan of Distribution and the Dissolution, which will constitute our authorized plan of distribution and will evidence our authority to take all actions described in the Plan of Distribution. Following the authorization of the Dissolution by our stockholders, at such time as the Board determines to be appropriate, we intend to file the Certificate of Dissolution with the Secretary of State and ensure that all relevant taxes (including Delaware franchise taxes) and fees are paid and all annual franchise tax reports are filed with the Secretary of State. The Effective Time of our Dissolution will be when the Certificate of Dissolution is filed with the office of the Secretary of State or such later date and time that is stated in the Certificate of Dissolution.
Survival Period
For three years after the Effective Time (or such longer period as the Delaware Court of Chancery may direct) (the “Survival Period”), we will continue as a body corporate for the purpose of prosecuting and defending lawsuits (civil, criminal or administrative) by or against us; settling and closing our business; disposing of and conveying our property; discharging our liabilities in accordance with the DGCL; and distributing our remaining assets, if any, to our stockholders. We will no longer engage in the business of operating our digital carsharing marketplace. We anticipate that distributions, if any, to our stockholders will be made in cash, and may be made at any time, from time to time, in accordance with the DGCL.
General Liquidation, Winding Up and Distribution Process
We intend to elect to follow the Alternative Procedures described above under “Alternative Procedures under DGCL Section 281(b),” but the Board retains the discretion to opt to dissolve the Company in accordance with the Safe Harbor Procedures. As noted above, although we do not presently expect to be able to make distributions to our stockholders, if we do make distributions, the Board intends to seek to distribute funds to our stockholders as quickly as possible, as permitted by the DGCL and the Plan of Distribution, and intends to take all reasonable actions to optimize the distributable value.
Continuing Employees and Consultants
During the Survival Period, we may retain, hire, employ or contract with employees, consultants, agents, trustees, independent professional advisors (including legal counsel, accountants and financial advisors) and others, as the Board may determine, from time to time, to be necessary or advisable to effect the Dissolution as described in our Plan of Distribution. The Board expects that outside legal and financial advisors will continue to advise on and assist with the Dissolution.
We may, in the absolute discretion of the Board, pay the Company’s directors, any employees it may hire, consultants, agents and other representatives, compensation or additional compensation above their regular compensation, including pursuant to severance and retention agreements, in money or other property, in recognition of the extraordinary efforts they will be required to undertake in connection with the implementation of the Plan of Distribution; however, given the Company’s already streamlined operations, the Board does not expect to hire any employees or otherwise expand the team of advisors and consultants currently in place.
Sale of Our Remaining Assets
We hold certain remaining intellectual property, including patents, trademarks, copyrights, know-how, trade secrets relating to our cloud-based platform and device technologies. The Dissolution and the Plan of Distribution contemplate the winding up of the Company under Section 278 of the DGCL, including the possible sale of all of our remaining non-cash assets, including our intellectual property, if and at such time as the Board may approve, without further stockholder approval. The Plan of Distribution does not specify the manner in which we may sell our assets. Such sales could take the form of sales of individual assets, sales of groups of assets organized by type of asset or otherwise, a single sale of all or substantially all of our assets, or some other form of sale. It is not anticipated that any further stockholder votes will be solicited with respect to the approval of the specific terms of any particular sales of assets approved by the Board. We previously sought to sell our intellectual property in connection with our previously disclosed marketing and wind-down efforts, but our efforts were unsuccessful. There can be no assurance that we will be able to sell our intellectual property assets on attractive terms, or at all, and such assets may have little or no realizable value. We do not anticipate amending or supplementing this Proxy Statement to reflect any such agreement or sale, unless required by applicable law, or selling any additional assets in the future. As noted above and based on information available to date, we do not expect that our stockholders will receive proceeds from such a sale or distribution. See the section entitled “Risk Factors” of this Proxy Statement.
Costs and Expenses
We will pay all costs and expenses that the Board may determine from time to time to be necessary or advisable to effect the Dissolution in accordance with the Plan of Distribution. These costs and expenses may include, without limitation, brokerage, agency, professional, consulting and other fees and expenses of persons rendering services to the Company in connection with the matters described in the Plan of Distribution and costs incurred to comply with contracts to which the Company is a party.
Indemnification
We will continue to indemnify our officers, directors, employees and agents in accordance with, and to the extent required or permitted by, the DGCL, our Certificate of Incorporation, Bylaws, and any contractual arrangements, whether these arrangements existed before the Dissolution or, to the extent permitted by law, were entered into after the Dissolution. During the Survival Period, acts and omissions of any indemnified or insured person in connection with the implementation of the Plan of Distribution will be covered to the same extent that they were covered before the Effective Time. The Board is authorized to obtain and maintain insurance as may be necessary to cover the Company’s indemnification obligations, including seeking an extension in time and coverage of our insurance policies currently in effect.
Stockholder Approval
Approval of the Dissolution Proposal by the holders of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting thereon will, to the fullest extent permitted by law, constitute authorization and approval of all matters described in this Proxy Statement relating to the Dissolution, including our Plan of Distribution, and further will constitute the authorization of the sale, exchange or other disposition in liquidation of all of the remaining property and assets of the Company after the Effective Time, whether the sale, exchange or other disposition occurs in one transaction or a series of transactions, and will constitute ratification of any and all contracts for sale, exchange or other disposition that are conditioned on stockholder approval.
Subsidiaries
As part of the Dissolution, we may take actions with respect to our subsidiaries, based on the advice and counsel of our legal and other advisors and in accordance with the requirements of the laws and governing documents of such subsidiary, to liquidate, dissolve or otherwise wind up such subsidiaries.
Legal Claims
We will defend any claims against us, our officers or directors or our subsidiaries, whether a claim exists before the Effective Time or is brought during the Survival Period, based on advice and counsel of our legal and other advisors and in such manner, at such time and with such costs and expenses as the Board may approve and may be available from time to time. During the Survival Period, we may continue to prosecute any claims that we had against others before the Effective Time and may institute any new claims against any person as the Board may determine necessary or advisable to protect the Company and its assets and rights or to implement the Plan of Distribution. At the Board’s discretion, we may defend, prosecute or settle any lawsuits, as applicable.
Effective Time; Stock of the Company
From and after the Effective Time, and subject to applicable law, each holder of shares of our common stock will cease to have any rights in respect of that stock, except the right to receive distributions, if any, pursuant to and in accordance with the Plan of Distribution and the DGCL. After the Effective Time, our stock transfer records will be closed, and we will not record or recognize any transfer of our common stock occurring after the Effective Time, except, in our sole discretion, such transfers occurring by will, intestate succession or operation of law or upon the dissolution of a stockholder or its successors. We expect the Effective Time to be as soon as reasonably practicable after the

Dissolution is approved by our stockholders, and we intend to provide advance notice to our stockholders prior to closing our stock transfer records. No stockholder will have any appraisal rights in connection with our Dissolution and winding-up. It is anticipated that no further trading of our shares will occur after the Effective Time.
Unclaimed Distributions
If any distribution to a stockholder cannot be made, whether because the stockholder cannot be located, has not surrendered a certificate evidencing ownership of the Company’s common stock or provided other evidence of ownership as required in the Plan of Distribution or by the Board or for any other reason, the distribution to which the stockholder is otherwise entitled will be transferred, at such time as the final liquidating distribution is made by us, or as soon as practicable after that distribution, to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of the distribution. The proceeds of such distribution will thereafter be held solely for the benefit of and for ultimate distribution to the stockholder as the sole equitable owner of the distribution and will be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. The proceeds of any such distribution will not revert to or become the property of us or any other stockholder.
Liquidating Trust
While we do not currently propose transferring our assets to a liquidating trust, we may do so if deemed appropriate by the Board. We may, for example, transfer assets to a liquidating trust if we are unable to complete the Dissolution within the initial three years of the Survival Period.
Abandonment, Exceptions, Modifications, Clarifications and Amendments
Notwithstanding the authorization of the Dissolution by our stockholders as described in this Proxy Statement, the Board will have the right, as permitted by the DGCL, to abandon the Dissolution at any time before the Effective Time and terminate our Plan of Distribution, without any action by our stockholders, if the Board determines that to do so is in the best interest of us and our residual claimants. Without further action by our stockholders, the Board may, to the extent permitted by Delaware law, abandon, waive, modify or amend any part of our Plan of Distribution, and may provide for exceptions to or clarifications of the terms of our Plan of Distribution, at any time (including after the Effective Time). After the Effective Time, revocation of the Dissolution would require stockholder approval under Delaware law.
Contingent Liabilities; Reserves
Under Delaware law, we are required, in connection with the Dissolution, to pay or make reasonable provision (i) as will be reasonably likely to be sufficient to provide compensation for any claim against the Company which is the subject of a pending action, suit or proceeding to which the Company is a party and (ii) as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the Company or that have not arisen but that, based on facts known to the Company, are likely to arise or to become known to the Company within 10 years after the date of dissolution. We have used and anticipate continuing to use cash until the end of the Survival Period for a number of items, including, but not limited to, the following:
•	ongoing operating and reporting expenses;
•	expenses, including retention amounts, incurred in connection with extending our directors’ and officers’ insurance coverage;
•	expenses incurred in connection with the Dissolution;
•	taxes imposed upon us and any of our assets; and
•	professional, legal, consulting and accounting fees.
To the extent we are able, we will seek to maintain a reserve, consisting of cash or other assets for the purposes of satisfaction of our current unknown, contingent and/or conditional claims and liabilities. We may also take other steps to provide for the satisfaction of the reasonably estimated amount of such claims and liabilities, including acquiring insurance coverage with respect to certain claims and liabilities. However, based on information available to us, we have insufficient assets to satisfy our liabilities, and we currently expect that there will not be a reserve to satisfy the claims. Our liabilities, including amounts owed to our creditors, exceed our available assets, and we do not anticipate that our creditors will be paid amounts near the full amounts owed to them. As such, we do not expect that any assets will remain for distribution to our stockholders.

If any of our estimates regarding the expenses to be incurred in the liquidation process, including expenses of personnel required and other operating expenses (including legal, accounting and consulting fees) necessary to dissolve and liquidate the Company and the expenses to satisfy outstanding obligations, liabilities and claims during the liquidation process, are inaccurate, we may be required to increase the amount of the reserve. To the extent the liabilities, expenses and obligations for which the reserve is established have been satisfied in full, or determined not to be owed or otherwise provided for, we will distribute to our stockholders any remaining portion of the reserve in accordance with the DGCL; however, for the reasons described above, we do not expect that any portion of any given reserve will be available for distribution to our stockholders.
In the event we fail to create an adequate reserve for the payment of our expenses and liabilities and amounts have been distributed to the stockholders under the Plan of Distribution, our creditors may be able to pursue claims against our stockholders directly. See “Should our stockholders receive any liquidating distributions, our stockholders may be liable to third parties for part or all of the amount received from us in our liquidating distributions if our reserves were inadequate” under the heading “Risk Factors” in this Proxy Statement.
Reporting Requirements
Whether or not the Dissolution is approved, we have an obligation to continue to comply with the applicable reporting requirements of the Exchange Act until we have exited from such reporting requirements. We plan to initiate steps to exit from certain reporting requirements under the Exchange Act. However, such process may be protracted, and we may be required to continue to file Current Reports on Form 8-K to disclose material events, including those related to the Dissolution. Accordingly, we may continue to incur expenses that would reduce any amount available for distribution, including expenses of complying with public company reporting requirements and paying our service providers, among others. As noted above and absent a change in circumstances, we do not currently expect to be able to have the resources to continue our reporting obligations beyond the near term.
Interests of Certain Persons in the Dissolution
We currently have no employees. After the Effective Time, we expect that the current members of the Board will likely resign.
Our Chairman of the Board, Jason Mudrick, is the founder and Chief Investment Officer of Mudrick Capital, and the sole member of its general partner (and of each of its affiliated funds), and by virtue of these relationships, may be deemed to beneficially own the securities of the Company, including the Convertible Notes, and the indebtedness under the New SPN, held directly or by accounts managed by Mudrick. Mudrick has a valid and perfected security interest in substantially all of our assets and those of the guarantors under our senior secured debt obligations, including the Convertible Notes and the New SPN. Accordingly, in the event of our liquidation pursuant to the Dissolution, Mudrick will be entitled to satisfy its claims from these pledged assets prior to any distribution to our stockholders.
See “Security Ownership of Certain Beneficial Owners and Management” for information regarding the number of shares of common stock beneficially owned by our directors, executive officers, Mudrick and certain of our other significant stockholders.
Our Certificate of Incorporation, Bylaws, and the DGCL
During the Survival Period, we will continue to be governed by our Certificate of Incorporation and Bylaws, insofar as their terms apply and insofar as necessary or appropriate to implement our Plan of Distribution. Our Board will continue to have the authority to amend our Bylaws as the Board may deem necessary or advisable. To any extent that the provisions of our Plan of Distribution conflict with any provision of the DGCL, the provisions of the DGCL shall prevail.
Regulatory Approvals
We are not aware of any U.S. federal or state regulatory requirements or governmental approvals or actions that may be required to consummate the Dissolution, except for compliance with applicable SEC regulations in connection with this Proxy Statement and compliance with the DGCL. Additionally, the Dissolution requires that all franchise taxes due to or assessable by the state of Delaware including all franchise taxes due or which would be due or assessable for the entire calendar month during which such dissolution becomes effective have been paid by the corporation; and all annual franchise tax reports including a final annual franchise tax report for the year in which such dissolution becomes effective have been filed by the corporation.

Authority of the Board
Following stockholder approval thereof, our Board, without further action by our stockholders, is authorized to take all actions as it deems necessary or advisable to implement our Plan of Distribution. All determinations and decisions to be made by the Board will be at the absolute and sole discretion of the Board.
Certain U.S. Federal Income Tax Consequences of the Proposed Dissolution
The following discussion is a general summary of certain U.S. federal income tax consequences of the proposed Dissolution that may be relevant to our stockholders. This discussion is based on the Internal Revenue Code of 1986, as amended (“Code”), Treasury Regulations promulgated under the Code, rulings and other published positions of the Internal Revenue Service (the “IRS”) and judicial decisions, all as currently in effect as of the date of this Proxy Statement, and all of which are subject to change or differing interpretations, possibly with retroactive effect, which could significantly affect the U.S. federal income tax considerations discussed below. This discussion is limited to holders who hold their shares of common stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment purposes). For purposes of this discussion, a “holder” means either a U.S. Holder (as defined below) or a Non-U.S. Holder (as defined below) or both, as the context may require.
This discussion is for general information purposes only and does not address all of the tax consequences that may be relevant to holders in light of their individual circumstances, nor does it address any consequences to holders subject to special rules under the U.S. federal income tax laws, such as:
•	banks, financial institutions or insurance companies;
•	tax-exempt entities or governmental entities;
•	persons who hold shares of our common stock as part of a straddle, hedge, constructive sale, or other integrated transaction or conversion transaction or similar transactions;
•	persons who have been, but are no longer, citizens or residents of the United States;
•	entities classified as partnerships for U.S. federal income tax purposes, “S corporations,” or any other pass-through entities for U.S. federal income tax purposes (or investors in such entities);
•	dealers or traders in securities, commodities or currencies, or other persons who have elected mark-to-market accounting;
•	grantor trusts;
•	holders whose functional currency is not the U.S. dollar;
•	regulated investment companies or real estate investment trusts;
•	persons who hold shares of our common stock as “qualified small business stock” under Section 1202 of the Code or “section 1244 stock” under Section 1244 of the Code,
•	controlled foreign corporations or passive foreign investment companies;
•	corporations that accumulate earnings to avoid U.S. federal income tax;
•
persons who received the shares of our common stock through the exercise of incentive stock options or through the issuance of restricted stock under an equity incentive plan or through a tax qualified retirement plan; or

•	persons who own (directly or through attribution) five percent or more (by voting power or value) of our common stock.
Furthermore, this discussion does not apply to holders of options, warrants or restricted stock units, or stockholders who acquired their shares by exercising options, warrants or rights to purchase common stock, nor does it apply to stockholders who received their shares in connection with the performance of services.
If an entity or arrangement that is treated as a partnership for U.S. federal tax purposes is a beneficial owner of shares of our common stock, the tax treatment of an owner in that entity or arrangement will generally depend on the status of the owner and the activities of the entity or arrangement. This discussion does not address the U.S. federal income tax consequences to entities or arrangements which are treated for U.S. federal tax purposes as partnerships and any such entities or arrangements holding shares of common stock and the owners therein are urged to consult their own tax advisors regarding the consequences of the proposed Dissolution to their particular circumstances.
No ruling has been or will be sought from the IRS regarding the U.S. federal income tax consequences of the proposed Dissolution described herein. This summary is not binding on the IRS or a court, and there can be no assurance that the tax consequences described in this summary will not be challenged by the IRS or that they would be sustained by a court if so challenged. Furthermore, no opinion of counsel has been or will be rendered with respect to the tax consequences of the proposed Dissolution or related transactions.
THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION ONLY. HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE PROPOSED DISSOLUTION IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES OF THE PROPOSED DISSOLUTION ARISING UNDER ANY STATE, LOCAL, NON-U.S. OR OTHER TAX LAWS.
U.S. Federal Income Tax Consequences to Getaround
Until all of our remaining assets have been distributed to our stockholders or a liquidating trust and the liquidation is complete, we will continue to be subject to U.S. federal income tax on our income, if any, such as interest income. We will recognize gain or loss, if any, upon the sale of any assets held directly by us in connection with our Dissolution in an amount equal to the difference between (1) the fair market value of the consideration received (or deemed received for U.S. federal income tax purposes) for each asset sold and (2) our adjusted tax basis in the asset sold. We may also recognize income from the liquidation and dissolution of our subsidiaries that will occur as part of the proposed Dissolution. We should not recognize any gain or loss upon the distribution of cash to our stockholders as part of the proposed Dissolution. We currently do not anticipate making distributions of property other than cash to stockholders as part of the proposed Dissolution (subject to the discussion above under “No Expected Distributions to Stockholders”). If we do make a liquidating distribution to our stockholders of property other than cash, we generally will recognize gain or loss upon the distribution of the property as if the property were sold to our stockholders for its fair market value on the date of the distribution. Any tax liability resulting from the proposed Dissolution will reduce the cash available for distribution to our stockholders.
We intend for distributions made pursuant to the Plan of Distribution to be treated as a series of distributions in complete liquidation of Getaround, and this discussion assumes this treatment will be respected. Notwithstanding the foregoing, it is possible that the IRS or a court could determine that any of these distributions is a current distribution. In addition, if the Dissolution is abandoned or revoked, these distributions would be treated as current distributions. A current distribution would be treated as a dividend for U.S. federal income tax purposes to the extent of our current and accumulated earnings and profits. Under this treatment, amounts not treated as dividends for U.S. federal income tax purposes would constitute a return of capital and first be applied against and reduce a holder’s adjusted tax basis in its shares of our common stock, but not below zero. Any excess would be treated as capital gain. Stockholders should consult their tax advisors with respect to the proper characterization of any distributions made pursuant to the Plan of Distribution.
U.S. Federal Income Tax Consequences to U.S. Holders
This section applies to “U.S. Holders.” For purposes of this discussion, a “U.S. Holder” means a beneficial owner of shares of our common stock that is, for U.S. federal income tax purposes:
•	an individual who is a citizen or resident of the United States;
•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•
a trust (i) that is subject to the primary supervision of a court within the United States and the control of one or more United States persons as defined in section 7701(a)(30) of the Code or (ii) that has a valid election in effect under applicable Treasury Regulations to be treated as a United States person as defined in section 7701(a)(30) of the Code.

U.S. Holders that receive any distributions made by us pursuant to the Plan of Distribution will be treated as receiving those amounts as full payment in exchange for their shares of our common stock. A U.S. Holder generally will recognize gain or loss on a share-by-share basis equal to the difference between (1) the sum of the amount of cash and the fair market value of property, if any, distributed to the U.S. Holder with respect to each share (including distributions to any liquidating trust), less any known liabilities assumed by the U.S. Holder or to which the distributed property (if any) is subject, and (2) the U.S. Holder’s adjusted tax basis in each share of our common stock. A U.S. Holder may determine gain or loss on a block-by-block basis if the U.S. Holder holds blocks of our common stock (generally as a result of acquiring a block of common stock at the same time and at the same price). Each U.S. Holder must allocate liquidating distributions proportionately to each share of common stock, or, if applicable, each block of common stock, held by the U.S. Holder. Liquidating distributions are first applied against, and reduce, the U.S. Holder’s adjusted tax basis with respect to a share or a block before recognizing any gain or loss. A U.S. Holder will recognize gain to the extent the aggregate distributions allocated to the share of common stock or, if applicable, block of common stock exceeds the U.S. Holder’s adjusted tax basis with respect to such share or such block. A U.S. Holder will recognize loss only to the extent the U.S. Holder has an adjusted tax basis with respect to a share or a block after taking into account all liquidating distributions allocated to the share or the block. Any loss can only be recognized in the tax year that a U.S. Holder receives our final liquidating distribution.
Generally, gain or loss recognized by a U.S. Holder in connection with the proposed Dissolution will be capital gain or loss, and will be long-term capital gain or loss if the U.S. Holder has held a share or block for more than one year or short-term capital gain or loss if the U.S. Holder has held the share or block for one year or less. Certain U.S. Holders, including individuals, may qualify for preferential tax rates on long-term capital gains. The deductibility of capital losses is subject to certain limitations. While we do not anticipate distributing any contingent claims to our U.S. Holders or a liquidating trust as part of the proposed Dissolution, amounts, if any, received by a U.S. Holder upon the resolution of a contingent claim that has been distributed could be considered ordinary income rather than capital gain. U.S. Holders should consult their own tax advisors with respect to the tax consequences of receiving a contingent claim as part of the proposed Dissolution.
If a U.S. Holder is required to satisfy any liability not fully covered by our reserve (see “Contingent Liabilities; Reserves”), payments by such U.S. Holder in satisfaction of such liabilities would generally result in a capital loss in the year paid, which, in the hands of individual U.S. Holders, cannot be carried back to prior years to offset capital gains realized from a liquidating distribution in those years.
If we effect the proposed Dissolution, we intend to provide U.S. Holders and the IRS with statements indicating the amount of cash, and, as applicable, our best estimates of the fair market value of any other property, distributed to our U.S. Holders (or transferred to any liquidating trust) at such time and in such manner as required by applicable Treasury Regulations.
U.S. HOLDERS OF COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE PROPOSED DISSOLUTION TO THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL, NON-U.S. OR OTHER TAX LAWS.
U.S. Federal Income Tax Consequences to Non-U.S. Holders
This section applies to “Non-U.S. Holders.” For purposes of this discussion, a “Non-U.S. Holder” means a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:
•	a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;
•	a foreign corporation; or
•	an estate or trust that is not a U.S. Holder.

Non-U.S. Holders that receive any distributions made by us pursuant to the Plan of Distribution will be treated as receiving those amounts as full payment in exchange for their shares of our common stock. The amount of any such distributions allocable to a block of shares of our common stock owned by the Non-U.S. Holder will reduce the Non-U.S. Holder’s tax basis in such shares, but not below zero. Any excess amount allocable to such shares will be treated as capital gain. A Non-U.S. Holder will not be subject to U.S. federal income tax on any such gain unless:
•
the gain is effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such gain is attributable);

•
the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition (as such days are calculated pursuant to Section 7701(b) of the Code) and certain other requirements are met; or

•	our common stock constitutes a U.S. real property interest (“USRPI”) by reason of our status as a U.S. real property holding corporation (“USRPHC”) for U.S. federal income tax purposes.
Gain described in the first bullet point above will generally be subject to U.S. federal income tax on a net income basis at the regular rates. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.
A Non-U.S. Holder described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on any gain realized, which may be offset by certain U.S. source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.
With respect to the third bullet point above, we believe we are not currently and do not anticipate becoming a USRPHC. Because the determination of whether we are a USRPHC depends on the fair market value of our USRPIs relative to the fair market value of our other business assets and our non-U.S. real property interests, however, there can be no assurance we currently are not a USRPHC or will not become one in the future. Even if we are or were a USRPHC, gain recognized by a Non-U.S. Holder will not be subject to U.S. federal income tax if one or more exceptions from these rules under the Code (and Treasury Regulations thereunder) apply.
Non-U.S. Holders should consult their tax advisors regarding potentially applicable income tax treaties that may provide for different rules.
NON-U.S. HOLDERS OF COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE PROPOSED DISSOLUTION TO THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL, NON-U.S. OR OTHER TAX LAWS.
Backup Withholding
U.S. Holders
Distributions to any U.S. Holder that fails to provide the appropriate certification in accordance with applicable Treasury Regulations generally will be reduced by backup withholding at the rate applicable at the time of the distributions. Backup withholding generally will not apply to payments made to certain exempt recipients, such as corporations. Backup withholding is not an additional tax. Amounts that are withheld under backup withholding rules may be refunded or credited against the U.S. Holder’s U.S. federal income tax liability, if any, provided that certain required information is furnished to the IRS in a timely manner. U.S. Holders should consult their own tax advisors regarding the application of backup withholding in their particular circumstances.
Non-U.S. Holders
A distribution made pursuant to the Plan of Distribution and received within the United States or through certain U.S.-related brokers generally will not be subject to backup withholding or information reporting, if the applicable withholding agent does not have actual knowledge or reason to know the holder is a United States person and the holder either certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN, W-8BEN-E or W-8ECI, or otherwise establishes an exemption. Proceeds from a distribution made pursuant to the Plan of Distribution and received through a non-U.S. office of a non-U.S. broker generally will not be subject to backup withholding or information reporting.
Copies of information returns that are filed with the IRS may also be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which the Non-U.S. Holder resides or is established.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a Non-U.S. Holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.
THE U.S. FEDERAL INCOME TAX CONSEQUENCES SUMMARIZED ABOVE ARE FOR GENERAL INFORMATION ONLY. STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR CONSEQUENCES THAT MAY APPLY TO THEM.
Required Vote
Under the DGCL, the Dissolution Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote thereon at the Special Meeting. Abstentions and failures to vote, including a failure of beneficial owners to instruct their banks, brokers, or other nominees how to vote, will have the same effect as votes “AGAINST” this proposal.
Recommendation
THE BOARD RECOMMENDS A VOTE “FOR” THE DISSOLUTION PROPOSAL.

PROPOSAL 2:
APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING
Our stockholders are being asked to consider and vote upon a proposal to adopt and approve the adjournment of the Special Meeting, from time to time, if determined necessary or advisable by the Board or any committee thereof, including to solicit additional proxies if a quorum is not present or if there are not sufficient votes at the time of the Special Meeting to approve the Dissolution Proposal.
In the Adjournment Proposal, we are asking you to authorize the holder of any proxy solicited by the Board, and each of them individually, to vote in favor of a proposal to adjourn the Special Meeting, from time to time if determined necessary or advisable by the Board or any committee thereof, including to solicit additional proxies if a quorum is not present or if there are not sufficient votes at the time of the Special Meeting to approve the Dissolution Proposal. If the stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted.
Required Vote
Approval of the Adjournment Proposal requires either (i) if there is a quorum present, the affirmative vote of the holders of a majority of the votes cast for or against the Adjournment Proposal at the Special Meeting or (ii) if a quorum is not present, the affirmative vote of the holders of a majority of the voting power of the shares entitled to vote who are present in person or represented by proxy. If a quorum is present, abstentions, if any, will have no effect on the outcome of this proposal. If a quorum is not present, abstentions will have the same effect as votes “AGAINST” this proposal.
Notwithstanding the outcome of the stockholder vote, the chairperson of the meeting also has the authority to adjourn the Special Meeting, including if a quorum is not present.
Recommendation
THE BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to us regarding the beneficial ownership of our common stock as of [   ], 2026, for:
•	each person or group of affiliated persons who is the beneficial owner of more than 5% of the outstanding shares of our common stock;
•	each of our named executive officers and directors; and
•	all of our current executive officers and directors, as a group.
We have determined beneficial ownership in accordance with the rules and regulations of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to applicable community property laws.
The beneficial ownership percentages set forth in the table below are based on [   ] shares of common stock issued and outstanding as of [   ], 2026. In computing the number of shares beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares subject to options or warrants held by the person that are currently exercisable, or exercisable within 60 days of [   ], 2026, or issuable pursuant to restricted stock units held by the person that are subject to vesting and settlement conditions expected to occur within 60 days of [   ], 2026. However, except as described above, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Getaround, Inc., 124 Washington Street, Suite 101, Foxboro, Massachusetts 02035.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (#)	Percent of Shares Beneficially Owned (%)
Five Percent and Greater Holders:
Entities affiliated with Mudrick Capital Management(1)	[ ]	[•]
Entities affiliated with SoftBank Vision Fund(2)	21,516,384	[•]
InterPrivate Acquisition Management II, LLC(3)	8,229,611	[•]

Named Executive Officers and Directors
Mauricio Rivera	—	*
Patricia Huerta	—	*
AJ Lee	—	*
Bruno Bowden(4)	113,043	*
Jason Mudrick(1)	[ ]	[•]
Neil Salvage	—	*
Qais Sharif	—	*
Sam Zaid(5)	8,910,860	[•]
All Current Executive Officers and Directors as a Group (6 persons)(6)	[ ]	[•]

*	Represents beneficial ownership of less than one percent.
(1)
As reported on a Schedule 13D/A filed by Mudrick Capital Management, L.P. (“MCM”) on April 14, 2026. Represents (i) [    ] shares of common stock, (ii) [    ] shares of common stock issuable upon conversion of Convertible Notes, and (iii) 7,000,000 shares of common stock issuable upon the exercise of warrants, in each case, directly held by Mudrick Distressed Opportunity Fund Global, L.P., Mudrick Distressed Opportunity Drawdown Fund II, L.P., Mudrick Distressed Opportunity Drawdown Fund II SC, L.P., Mudrick Distressed Opportunity 2020 Dislocation Fund, L.P., Mudrick Distressed Opportunity SIF Master Fund, L.P., Mudrick Stressed Credit Master Fund, L.P., Mudrick Opportunity Co-Investment Fund, L.P., and certain accounts managed by Mudrick Capital Management, L.P., in the aggregate. The percentage ownership represents a percentage of the total number of shares that would be outstanding following a conversion of all such Convertible Notes. The Convertible Notes are convertible at an as-adjusted conversion price of $0.25 per share, representing a conversion rate of 4,000 shares per $1,000 principal amount of Convertible Notes, which is subject to further adjustment as provided in the indenture governing the Convertible Notes. Mudrick GP, LLC (“Mudrick GP”) is the general partner of Global LP and may be deemed to beneficially own the securities directly held by Global LP. Mudrick Distressed Opportunity Drawdown Fund II GP, LLC (“Drawdown II GP”) is the general partner of Drawdown II and Drawdown II SC and may be deemed to beneficially own the securities directly held by Drawdown II and Drawdown II SC. Mudrick Distressed Opportunity 2020 Dislocation Fund GP, LLC (“DISL GP”) is the general partner of DISL and may be deemed to beneficially own the securities held by DISL. Mudrick Distressed Opportunity SIF GP, LLC (“SIF GP”) is the general partner of SIF and may be deemed to beneficially own the securities directly held by SIF. Mudrick Stressed Credit Fund GP, LLC (“MSC GP”) is the general partner of MSC and may be deemed to beneficially own the securities directly held by MSC. Mudrick Opportunity Co-Investment Fund GP, LLC (“Co-Invest GP”) is the general partner of Co-Invest and may be deemed to beneficially own the securities directly held by Co-Invest. Mudrick Capital Management, LLC (“MCM GP”) is the investment manager to Global LP, Drawdown II, Drawdown II SC, DISL, SIF, MSC, Co-Invest and certain accounts managed by MCM. Jason Mudrick, the Chairman of the Board of Getaround, is the sole member of MCM GP, Mudrick GP, Drawdown II GP, DISL GP, SIF GP, MSC GP and Co-Invest GP. By virtue of these relationships, each of MCM, MCM GP and Mr. Mudrick may be deemed to beneficially own the securities held directly by Global LP, Drawdown II, Drawdown II SC, DISL, SIF, MSC, Co-Invest and certain accounts managed by MCM. The business address of each of the entities affiliated with MCM is c/o Mudrick Capital Management L.P., 31 West 52nd St., 16th Floor, New York, NY 10019.
(2)
As reported on a Schedule 13D/A filed by SB Investment Advisers (UK) Limited (“SBIA UK”) on September 12, 2023. Includes (i) 12,885,948 shares held by SoftBank Vision Fund (AIV M2) L.P. (“SVF AIV”) and (ii) 8,630,436 shares held by SVF Fetch (Cayman) Limited (“SVF Fetch”). SoftBank Vision Fund L.P. (“SVF”) is the managing member of SVF Holdings (UK) LLP, which is the sole owner of SVF Sync Holdings (Cayman) Limited, which in turn is the sole owner of SVF Fetch. SBIA UK has been appointed as alternative investment fund manager (“AIFM”) of SVF. As AIFM, SBIA UK is authorized and regulated by the UK Financial Conduct Authority and is exclusively responsible for making all decisions related to the acquisition, structuring, financing, and disposal of SVF’s and SVF AIV’s investments. Rajeev Misra, Saleh Romeih and Neil Hadley are the directors of SBIA UK. Accordingly, each of the foregoing entities and individuals may be deemed to share beneficial ownership of the securities held of record by SVF AIV and SVF Fetch. Each of them disclaims any such beneficial ownership. The business address for each of SBIA UK and SVF Holdings (UK) LLP is 69 Grosvenor Street, London W1K 3JP, United Kingdom. The business address for SVF is Aztec Group House, 11-15 Seaton Place, St. Helier, Jersey, JE4 0QH. The business address of SVF AIV is 251 Little Falls Drive, Wilmington, Delaware 19808. The business address for each of SVF Sync Holdings (Cayman) Limited and SVF Fetch is c/o Walkers Corp Ltd., 190 Elgin Avenue, George Town, Grand Cayman KY1-9008.

(3)
As reported on a Schedule 13D/A filed by InterPrivate Acquisition Management II, LLC (the “Sponsor”) on August 21, 2024. Includes (i) 5,349,611 shares and (ii) 2,880,000 shares underlying private placement warrants. InterPrivate Capital LLC is the managing member of the Sponsor, and Ahmed Fattouh is the managing member of InterPrivate Capital LLC. Mr. Fattouh has sole voting and investment discretion with respect to the shares held of record by the Sponsor. Accordingly, all securities held by the Sponsor may ultimately be deemed to be beneficially held by Mr. Fattouh. The business address of the Sponsor is c/o InterPrivate Capital LLC, 1350 Avenue of the Americas, 2nd Floor, New York, New York 10019.

(4)	Includes 33,333 shares issuable pursuant to RSUs that have vested but remain subject to settlement.
(5)
Includes (i) 4,767,475 shares held by Zaid Holdings LLC, over which Mr. Zaid may be deemed to have voting and dispositive power, and (ii) 3,747,000 shares issuable pursuant to RSUs that have vested but remain subject to settlement.

(6)
Includes (i) [    ] shares of common stock beneficially owned by all of the Company’s current executive officers and directors as a group, (ii) [      ] shares underlying Convertible Notes beneficially owned by Mr. Mudrick, (iii) 7,000,000 shares underlying warrants beneficially owned by Mr. Mudrick, and (iv) 3,780,333 shares issuable pursuant to RSUs that have vested but remain subject settlement.

ADDITIONAL INFORMATION
The SEC allows us to “incorporate by reference” information into this Proxy Statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement, except for any information superseded by information in this Proxy Statement or incorporated by reference subsequent to the date of this Proxy Statement. This Proxy Statement incorporates herein by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated herein by reference.
The following documents are incorporated herein by reference:
•	Our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC on March 29, 2024, as amended by Amendment No. 1 thereto, as filed with the SEC on April 29, 2024;
•
Our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024, and September 30, 2024, as filed with the SEC on May 10, 2024, August 13, 2024, and November 14, 2024, respectively;

•
Our Current Reports on Form 8-K filed with the SEC on January 12, 2024, January 24, 2024 (excluding Item 7.01 and Exhibit 99.1 of Item 9.01), February 28, 2024, February 29, 2024, May 1, 2024, June 10, 2024, July 10, 2024, July 18, 2024 (excluding Item 7.01 and Exhibit 99.1 of Item 9.01), August 7, 2024, August 21, 2024, October 16, 2024 (as amended on October 23, 2024, and on December 19, 2024), November 15, 2024, February 12, 2025, May 6, 2025, May 20, 2025, June 30, 2025, July 16, 2025, and June 9, 2026; and

•	Our Definitive Proxy Statement on Schedule 14A in connection with our 2024 Annual Meeting of Stockholders, as filed with the SEC on July 3, 2024.
We also incorporate by reference into this Proxy Statement additional documents that we may file with the SEC between the date of this Proxy Statement and the date of the Special Meeting. These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy soliciting materials. The information provided on our website is not part of this Proxy Statement, and therefore is not incorporated herein by reference.
Information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated herein by reference.
You may access these documents, free of charge, on the SEC’s website at www.sec.gov. You may also request copies of any of the documents we file with the SEC, at no cost, by requesting in writing or by telephone from us at the following address:
Getaround, Inc.
124 Washington Street, Suite 101
Foxboro, Massachusetts 02035
(508) 543-1720
If you are a Getaround stockholder and would like to request documents, please do so as soon as possible, and not later than 5:00 p.m., Eastern Time, on [   ], 2026, in order to receive them before the Special Meeting.
OTHER MATTERS
No other business that will be presented for consideration at the Special Meeting other than the matters stated in the Notice of Special Meeting.

Annex A
PLAN OF LIQUIDATION AND DISTRIBUTION
OF
GETAROUND, INC.
This Plan of Liquidation and Distribution (this “Plan”) is intended to govern the dissolution (the “Dissolution”) of Getaround, Inc., a Delaware corporation (such corporation or a successor entity, the “Company”), in accordance with Section 275 of the Delaware General Corporation Law (the “DGCL”), and following such Dissolution, the winding up and liquidation of the Company, in accordance with Section 281 of the DGCL.
1. Approval and Adoption of the Dissolution and the Plan. The Board of Directors of the Company (the “Board”) has deemed the Dissolution to be advisable and in the best interests of the Company and its residual claimants, has authorized and approved the Dissolution and has authorized, adopted, and approved this Plan and recommended the approval of the Dissolution and this Plan by the Company’s stockholders. If the Dissolution and this Plan are approved and adopted by the requisite vote of the Company’s stockholders, before the third anniversary of the Effective Time (as defined below) or such later time as may be ordered by the Court of Chancery pursuant to Section 278 of the DGCL, the Board shall approve and adopt this Plan, which shall constitute the adopted “plan of distribution” of the Company pursuant to Section 281(b) of the DGCL.
2. Certificate of Dissolution. After the stockholders of the Company approve the Dissolution, the Company shall file with the Office of the Secretary of State of the State of Delaware a certificate of dissolution (“Certificate of Dissolution”) in accordance with the DGCL at such time as determined by the Board in its sole discretion (the time of such filing, or such later time as stated therein, the “Effective Time”). However, the Board can abandon the Dissolution at any time prior to the Effective Time without further stockholder action.
3. Cessation of Business Activities. After the Effective Time, the Company shall not engage in any business activities except to the extent necessary to preserve the value of its assets, exit from its reporting requirements under the Securities Exchange Act of 1934, as amended, wind up its business affairs and distribute its assets in accordance with this Plan and the DGCL.
4. Continuing Employees and Consultants. The Company may hire or retain such employees, consultants and advisors as the Company deems necessary or desirable to supervise or facilitate the Dissolution and subsequent liquidation and winding up of the Company.
5. Liquidation and Winding Up Process.
From and after the Effective Time, the Company shall complete the following corporate actions:
(i) The Company (a) shall pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the Company, (b) shall make such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the Company which is the subject of a pending action, suit or proceeding to which the Company is a party, and (c) shall make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the Company or that have not arisen but that, based on facts known to the Company, are likely to arise or to become known to the Company within 10 years after the date of dissolution (such claims described in foregoing clauses (a) through (c), collectively, the “Claims”). All such claims shall be paid in full and any such provision for payment made shall be made in full to the extent there are sufficient assets to do so. If there are insufficient assets, such claims and obligations shall be paid or provided for according to their priority and, among claims of equal priority, ratably to the extent of assets legally available therefor.
(ii) After the payments and provisions are made pursuant to clause (i) above, if there are any assets remaining, the Company shall distribute to its stockholders, in accordance with the Company’s certificate of incorporation, as amended and/or restated through the Effective Time, all remaining assets, including all available cash, including the cash proceeds of any sale, exchange or disposition. Such distribution may occur all at once or in a series of distributions and shall be in cash or assets, in such amounts, and at such time or times, as the Board in its absolute discretion, may determine. In furtherance of Section 5(i) of this Plan, if and to the extent deemed necessary, appropriate or desirable by the Board, in its absolute discretion, the Company may establish and set
Annex A-1

aside a reasonable amount of cash and/or property to satisfy claims against the Company, including, without limitation, tax obligations, all expenses related to the sale of the Company’s property and assets, all expenses related to the collection and defense of the Company’s property and assets, and the liquidation and dissolution provided for in this Plan.
Notwithstanding anything contained herein to the contrary, the Company, at the discretion of the Board, may opt to liquidate and wind-up the Company in accordance with the procedures set forth in Sections 280 and 281(a) of the DGCL.
6. Cancellation of Stock. The distributions to the Company’s stockholders pursuant to Section 5 hereof, if any, shall be deemed to be in complete cancellation of all of the outstanding shares of capital stock of the Company as of the date that the continuation of the Company’s legal existence terminates in accordance with Section 278 of the DGCL. From and after the Effective Time, and subject to applicable law, the holders of all outstanding shares of capital stock of the Company shall cease to have any rights in respect thereof, except the right to receive distributions, if any, pursuant to and in accordance with Section 5 hereof. As a condition to receipt of any distribution to the Company’s stockholders, with respect to any certificated shares of capital stock, the Company may require the Company’s stockholders to (i) surrender their certificates evidencing their shares of capital stock to the Company, or (ii) furnish the Company with evidence satisfactory to the Company of the loss, theft or destruction of such certificates, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Company. The Company will close its stock transfer books and discontinue recording transfers of shares of capital stock of the Company at the Effective Time, and thereafter any certificate representing shares of capital stock of the Company will not be assignable or transferable on the books of the Company except by will, intestate succession, operation of law or upon the dissolution of a stockholder or its successors.
7. Conduct of the Company Following Approval of Plan. Under Delaware law, dissolution is effective upon the filing of a certificate of dissolution with the Secretary of State of the State of Delaware or upon such future effective date as may be set forth in the certificate of dissolution. Section 278 of the DGCL provides that a dissolved corporation shall be continued for the term of 3 years from such dissolution or for such longer period as the Court of Chancery shall in its discretion direct, a body corporate for the purpose of prosecuting and defending suits, whether civil, criminal or administrative, by or against it, and of enabling it gradually to settle and close its business, to dispose of and convey its property, to discharge its liabilities and to distribute to its stockholders any remaining assets, but not for the purpose of continuing the business for which the corporation was organized. With respect to any action, suit or proceeding begun by or against the corporation either prior to or within 3 years after the date of its dissolution, the action shall not abate by reason of the dissolution of the corporation; the corporation shall, solely for the purpose of such action, suit or proceeding, be continued as a body corporate beyond the 3-year period and until any judgments, orders or decrees therein shall be fully executed, without the necessity for any special direction to that effect by the Court of Chancery. The powers of the officers and directors of the corporation shall continue during this time period in order to allow them to take the necessary steps to wind up the affairs of the corporation.
8. Absence of Appraisal Rights. Under Delaware law, the Company’s stockholders are not entitled to appraisal rights for shares of capital stock of the Company in connection with the transactions contemplated by this Plan.
9. Abandoned Property. If any distribution to the stockholders of the Company cannot be made, whether because such stockholder cannot be located, has not surrendered its certificate evidencing the capital stock as required hereunder or for any other reason, the distribution to which such stockholder is entitled shall be transferred, at such time as the final liquidating distribution is made by the Company, to the extent permitted by law, to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of such distribution. The proceeds of such distribution shall thereafter be held solely for the benefit of, and for ultimate distribution to, such stockholders as the sole equitable owner thereof and shall be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. In no event shall the proceeds of any such distribution revert to or become the property of the Company.
10. Stockholder Consent to Sale of Assets. Adoption of this Plan by the stockholders of the Company shall constitute the authorization and approval of such stockholders of the sale, exchange or other disposition in liquidation of all of the property and assets of the Company, whether such sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of all contracts for sale, exchange or other disposition that are conditioned on adoption of this Plan.
Annex A-2

11. Expenses of Dissolution. In connection with and for the purposes of implementing and assuring completion of this Plan, the Company may pay any brokerage, agency, professional and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company’s property and assets and the implementation of this Plan.
12. Compensation. In connection with and for the purpose of implementing and assuring the completion of this Plan, the Company may pay the Company’s officers, directors, employees, agents and representatives, or any of them, compensation or additional compensation above their regular compensation, including pursuant to severance and retention agreements, in money or other property, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, in connection with the implementation of this Plan. Adoption of this Plan by the requisite vote of the outstanding capital stock of the Company shall constitute the authorization and approval of the Company’s stockholders of the payment of any such compensation.
13. Indemnification. The Company shall continue to indemnify, and advance expenses to, its officers, directors, employees, agents and trustee, as applicable, in accordance with its certificate of incorporation, bylaws, and contractual arrangements as therein or elsewhere provided, the Company’s existing directors’ and officers’ liability insurance policy and applicable law, and such indemnification and advancement shall apply to acts or omissions of such persons, as applicable, in connection with the implementation of this Plan and the winding up of the affairs of the Company. The Company is authorized to obtain and maintain insurance as may be necessary to cover the Company’s indemnification obligations or as the Board may determine to be necessary or desirable.
14. Modification or Abandonment of Plan. Notwithstanding adoption of this Plan by the stockholders of the Company, the Board may modify, amend or abandon this Plan and the transactions contemplated hereby without further action by such stockholders to the extent permitted by the DGCL.
15. Authorization. The Board is hereby authorized, without further action by the stockholders of the Company, to do and perform or cause the officers, directors and other agents of the Company to do and perform, any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind that are deemed necessary, appropriate or desirable, to implement this Plan and the transactions contemplated hereby, including, without limiting the foregoing, all filings or acts required by any state or federal law or regulation to wind up the affairs of the Company. Further, after the Effective Time, the Board shall be authorized and empowered to appoint additional or replacement directors or officers, hire employees and retain independent contractors, agents and advisors in connection with the winding up process, and is authorized to pay them in accordance with Section 12 hereof.
16. Liquidating Trust. The Board may, in its discretion, establish a liquidating trust and distribute assets of the Company to such liquidating trust. The liquidating trust may be established by agreement with one or more trustees selected by the Board. If the liquidating trust is established by agreement with one or more trustees, the trust agreement establishing and governing the liquidating trust shall be in form and substance determined by the Board. Subject to the terms of this Plan, the trust agreement may authorize the trustees of the liquidating trust to take charge of the Company’s assets and property, including to (1) collect all sums due or owing to the Company, (2) sell or otherwise monetize into cash (or other property that can be distributed) all of the assets remaining after satisfying the Company’s liabilities and obligations, and making adequate provisions, in accordance with this Plan and the DGCL, (3) out of the Company’s provision made pursuant to Section 281(b) of the DGCL, pay, satisfy and discharge or make adequate provision for the payment, satisfaction and discharge of all Claims, including all expenses of asset dispositions and of the Dissolution, liquidation and winding up of the Company, (4) prosecute and defend, in the name of the Company, or otherwise, all such suits as may be necessary or proper for the foregoing purposes, (5) appoint one or more agents under it and (6) do all other acts which might be done by the Company that may be necessary, appropriate or advisable in connection with the Dissolution, liquidation and winding up of the Company
* * *
Annex A-3

Annex B
Sections 275 through 283 of the Delaware General Corporation Law
§ 275. Dissolution generally; procedure.
(a)
If it should be deemed advisable in the judgment of the board of directors of any corporation that it should be dissolved, the board, after the adoption of a resolution to that effect by a majority of the whole board at any meeting called for that purpose, shall cause notice of the adoption of the resolution and of a meeting of stockholders to take action upon the resolution to be given to each stockholder entitled to vote thereon as of the record date for determining the stockholders entitled to notice of the meeting.

(b)
At the meeting a vote shall be taken upon the proposed dissolution. If a majority of the outstanding stock of the corporation entitled to vote thereon shall vote for the proposed dissolution, a certification of dissolution shall be filed with the Secretary of State pursuant to subsection (d) of this section.

(c)
Dissolution of a corporation may also be authorized without action of the directors if all the stockholders entitled to vote thereon shall consent in writing and a certificate of dissolution shall be filed with the Secretary of State pursuant to subsection (d) of this section.

(d)
If dissolution is authorized in accordance with this section, a certificate of dissolution shall be executed, acknowledged and filed, and shall become effective, in accordance with § 103 of this title. Such certificate of dissolution shall set forth:

(1)	The name of the corporation;
(2)	The date dissolution was authorized;
(3)
That the dissolution has been authorized by the board of directors and stockholders of the corporation, in accordance with subsections (a) and (b) of this section, or that the dissolution has been authorized by all of the stockholders of the corporation entitled to vote on a dissolution, in accordance with subsection (c) of this section;

(4)	The names and addresses of the directors and officers of the corporation; and
(5)	The date of filing of the corporation’s original certificate of incorporation with the Secretary of State.
(e)
The resolution authorizing a proposed dissolution may provide that notwithstanding authorization or consent to the proposed dissolution by the stockholders, or the members of a nonstock corporation pursuant to § 276 of this title, the board of directors or governing body may abandon such proposed dissolution without further action by the stockholders or members.

(f)
If a corporation has included in its certificate of incorporation a provision limiting the duration of its existence to a specified date in accordance with § 102(b)(5) of this title, a certificate of dissolution shall be executed, acknowledged and filed in accordance with § 103 of this title within 90 days before such specified date and shall become effective on such specified date. Such certificate of dissolution shall set forth:

(1)	The name of the corporation;
(2)	The date specified in the corporation’s certificate of incorporation limiting the duration of its existence;
(3)	The names and addresses of the directors and officers of the corporation; and
(4)	The date of filing of the corporation’s original certificate of incorporation with the Secretary of State.
The failure to timely file a certificate of dissolution pursuant to this subsection with respect to any corporation shall not affect the expiration of such corporation’s existence on the date specified in its certificate of incorporation pursuant to § 102(b)(5) of this title and shall not eliminate the requirement to file a certificate of dissolution as contemplated by this subsection. If a certificate of good standing is issued by the Secretary of State after the date specified in a corporation’s certificate of incorporation pursuant to § 102(b)(5) of this title, such certificate of good standing shall be of no force or effect.
Annex B-1

(g)	A corporation shall be dissolved upon the earlier of:
(1)	The date specified in such corporation’s certificate of incorporation pursuant to § 102(b)(5) of this title; or
(2)	The effectiveness in accordance with § 103 of this title of a certificate of dissolution filed in accordance with this section.
§ 276. Dissolution of nonstock corporation; procedure.
(a)
Whenever it shall be desired to dissolve any nonstock corporation, the governing body shall perform all the acts necessary for dissolution which are required by § 275 of this title to be performed by the board of directors of a corporation having capital stock. If any members of a nonstock corporation are entitled to vote for the election of members of its governing body or are entitled to vote for dissolution under the certificate of incorporation or the bylaws of such corporation, such members shall perform all the acts necessary for dissolution which are contemplated by § 275 of this title to be performed by the stockholders of a corporation having capital stock, including dissolution without action of the members of the governing body if all the members of the corporation entitled to vote thereon shall consent in writing and a certificate of dissolution shall be filed with the Secretary of State pursuant to § 275(d) of this title. If there is no member entitled to vote thereon, the dissolution of the corporation shall be authorized at a meeting of the governing body, upon the adoption of a resolution to dissolve by the vote of a majority of members of its governing body then in office. In all other respects, the method and proceedings for the dissolution of a nonstock corporation shall conform as nearly as may be to the proceedings prescribed by § 275 of this title for the dissolution of corporations having capital stock.

(b)
If a nonstock corporation has not commenced the business for which the corporation was organized, a majority of the governing body or, if none, a majority of the incorporators may surrender all of the corporation rights and franchises by filing in the office of the Secretary of State a certificate, executed and acknowledged by a majority of the incorporators or governing body, conforming as nearly as may be to the certificate prescribed by § 274 of this title.

(c)
If a nonstock corporation has included in its certificate of incorporation a provision limiting the duration of its existence to a specified date in accordance with § 102(b)(5) of this title, a certificate of dissolution shall be executed, acknowledged and filed in accordance with § 103 of this title within 90 days before such specified date and shall become effective on such specified date. Such certificate of dissolution shall include the information required by § 275(f) of this title. The failure to timely file a certificate of dissolution pursuant to this subsection with respect to any nonstock corporation shall not affect the expiration of such corporation’s existence on the date specified in its certificate of incorporation pursuant to § 102(b)(5) of this title and shall not eliminate the requirement to file a certificate of dissolution as contemplated by this subsection. If a certificate of good standing is issued by the Secretary of State after the date specified in a nonstock corporation’s certificate of incorporation pursuant to § 102(b)(5) of this title, such certificate of good standing shall be of no force or effect.

§ 277. Payment of franchise taxes before dissolution, merger, transfer or conversion.
No corporation shall be dissolved, merged, transferred (without continuing its existence as a corporation of this State) or converted under this chapter until:
(1)
All franchise taxes due to or assessable by the State including all franchise taxes due or which would be due or assessable for the entire calendar month during which such dissolution, merger, transfer or conversion becomes effective have been paid by the corporation; and

(2)
All annual franchise tax reports including a final annual franchise tax report for the year in which such dissolution, merger, transfer or conversion becomes effective have been filed by the corporation;

notwithstanding the foregoing, if the Secretary of State certifies that an instrument to effect a dissolution, merger, transfer or conversion has been filed in the Secretary of State’s office, such corporation shall be dissolved, merged, transferred or converted at the effective time of such instrument.
Annex B-2

§ 278. Continuation of corporation after dissolution for purposes of suit and winding up affairs.
All corporations, whether they expire by their own limitation or are otherwise dissolved, shall nevertheless be continued, for the term of 3 years from such expiration or dissolution or for such longer period as the Court of Chancery shall in its discretion direct, bodies corporate for the purpose of prosecuting and defending suits, whether civil, criminal or administrative, by or against them, and of enabling them gradually to settle and close their business, to dispose of and convey their property, to discharge their liabilities and to distribute to their stockholders any remaining assets, but not for the purpose of continuing the business for which the corporation was organized. With respect to any action, suit or proceeding begun by or against the corporation either prior to or within 3 years after the date of its expiration or dissolution, the action shall not abate by reason of the dissolution of the corporation; the corporation shall, solely for the purpose of such action, suit or proceeding, be continued as a body corporate beyond the 3-year period and until any judgments, orders or decrees therein shall be fully executed, without the necessity for any special direction to that effect by the Court of Chancery.
Sections 279 through 282 of this title shall apply to any corporation that has expired by its own limitation, and when so applied, all references in those sections to a dissolved corporation or dissolution shall include a corporation that has expired by its own limitation and to such expiration, respectively.
§ 279. Trustees or receivers for dissolved corporations; appointment; powers; duties.
When any corporation organized under this chapter shall be dissolved in any manner whatever, the Court of Chancery, on application of any creditor, stockholder or director of the corporation, or any other person who shows good cause therefor, at any time, may either appoint 1 or more of the directors of the corporation to be trustees, or appoint 1 or more persons to be receivers, of and for the corporation, to take charge of the corporation’s property, and to collect the debts and property due and belonging to the corporation, with power to prosecute and defend, in the name of the corporation, or otherwise, all such suits as may be necessary or proper for the purposes aforesaid, and to appoint an agent or agents under them, and to do all other acts which might be done by the corporation, if in being, that may be necessary for the final settlement of the unfinished business of the corporation. The powers of the trustees or receivers may be continued as long as the Court of Chancery shall think necessary for the purposes aforesaid.
§ 280. Notice to claimants; filing of claims.
(a)
(1) After a corporation has been dissolved in accordance with the procedures set forth in this chapter, the corporation or any successor entity may give notice of the dissolution, requiring all persons having a claim against the corporation other than a claim against the corporation in a pending action, suit or proceeding to which the corporation is a party to present their claims against the corporation in accordance with such notice. Such notice shall state:

a.
That all such claims must be presented in writing and must contain sufficient information reasonably to inform the corporation or successor entity of the identity of the claimant and the substance of the claim;

b.	The mailing address to which such a claim must be sent;
c.	The date by which such a claim must be received by the corporation or successor entity, which date shall be no earlier than 60 days from the date thereof; and
d.	That such claim will be barred if not received by the date referred to in paragraph (a)(1)c. of this section; and
e.
That the corporation or a successor entity may make distributions to other claimants and the corporation’s stockholders or persons interested as having been such without further notice to the claimant; and

f.	The aggregate amount, on an annual basis, of all distributions made by the corporation to its stockholders for each of the 3 years prior to the date the corporation dissolved.
Such notice shall also be published at least once a week for 2 consecutive weeks in a newspaper of general circulation in the county in which the office of the corporation’s last registered agent in this State is located and in the corporation’s principal place of business and, in the case of a corporation having $10,000,000 or
Annex B-3

more in total assets at the time of its dissolution, at least once in all editions of a daily newspaper with a national circulation. On or before the date of the first publication of such notice, the corporation or successor entity shall mail a copy of such notice by certified or registered mail, return receipt requested, to each known claimant of the corporation including persons with claims asserted against the corporation in a pending action, suit or proceeding to which the corporation is a party.
(2)
Any claim against the corporation required to be presented pursuant to this subsection is barred if a claimant who was given actual notice under this subsection does not present the claim to the dissolved corporation or successor entity by the date referred to in paragraph (a) (1)c. of this section.

(3)
A corporation or successor entity may reject, in whole or in part, any claim made by a claimant pursuant to this subsection by mailing notice of such rejection by certified or registered mail, return receipt requested, to the claimant within 90 days after receipt of such claim and, in all events, at least 150 days before the expiration of the period described in § 278 of this title; provided however, that in the case of a claim filed pursuant to § 295 of this title against a corporation or successor entity for which a receiver or trustee has been appointed by the Court of Chancery the time period shall be as provided in § 296 of this title, and the 30-day appeal period provided for in § 296 of this title shall be applicable. A notice sent by a corporation or successor entity pursuant to this subsection shall state that any claim rejected therein will be barred if an action, suit or proceeding with respect to the claim is not commenced within 120 days of the date thereof, and shall be accompanied by a copy of §§ 278-283 of this title and, in the case of a notice sent by a court-appointed receiver or trustee and as to which a claim has been filed pursuant to § 295 of this title, copies of §§ 295 and 296 of this title.

(4)
A claim against a corporation is barred if a claimant whose claim is rejected pursuant to paragraph (a)(3) of this section does not commence an action, suit or proceeding with respect to the claim no later than 120 days after the mailing of the rejection notice.

(b)
(1) A corporation or successor entity electing to follow the procedures described in subsection (a) of this section shall also give notice of the dissolution of the corporation to persons with contractual claims contingent upon the occurrence or nonoccurrence of future events or otherwise conditional or unmatured, and request that such persons present such claims in accordance with the terms of such notice. Provided however, that as used in this section and in § 281 of this title, the term “contractual claims” shall not include any implied warranty as to any product manufactured, sold, distributed or handled by the dissolved corporation. Such notice shall be in substantially the form, and sent and published in the same manner, as described in paragraph (a)(1) of this section.

(2)
The corporation or successor entity shall offer any claimant on a contract whose claim is contingent, conditional or unmatured such security as the corporation or successor entity determines is sufficient to provide compensation to the claimant if the claim matures. The corporation or successor entity shall mail such offer to the claimant by certified or registered mail, return receipt requested, within 90 days of receipt of such claim and, in all events, at least 150 days before the expiration of the period described in § 278 of this title. If the claimant offered such security does not deliver in writing to the corporation or successor entity a notice rejecting the offer within 120 days after receipt of such offer for security, the claimant shall be deemed to have accepted such security as the sole source from which to satisfy the claim against the corporation.

(c)
(1) A corporation or successor entity which has given notice in accordance with subsection (a) of this section shall petition the Court of Chancery to determine the amount and form of security that will be reasonably likely to be sufficient to provide compensation for any claim against the corporation which is the subject of a pending action, suit or proceeding to which the corporation is a party other than a claim barred pursuant to subsection (a) of this section.

(2)
A corporation or successor entity which has given notice in accordance with subsections (a) and (b) of this section shall petition the Court of Chancery to determine the amount and form of security that will be sufficient to provide compensation to any claimant who has rejected the offer for security made pursuant to paragraph (b)(2) of this section.

(3)
A corporation or successor entity which has given notice in accordance with subsection (a) of this section shall petition the Court of Chancery to determine the amount and form of security which will be

Annex B-4

reasonably likely to be sufficient to provide compensation for claims that have not been made known to the corporation or that have not arisen but that, based on facts known to the corporation or successor entity, are likely to arise or to become known to the corporation or successor entity within 5 years after the date of dissolution or such longer period of time as the Court of Chancery may determine not to exceed 10 years after the date of dissolution. The Court of Chancery may appoint a guardian ad litem in respect of any such proceeding brought under this subsection. The reasonable fees and expenses of such guardian, including all reasonable expert witness fees, shall be paid by the petitioner in such proceeding.
(d)
The giving of any notice or making of any offer pursuant to this section shall not revive any claim then barred or constitute acknowledgment by the corporation or successor entity that any person to whom such notice is sent is a proper claimant and shall not operate as a waiver of any defense or counterclaim in respect of any claim asserted by any person to whom such notice is sent.

(e)
As used in this section, the term “successor entity” shall include any trust, receivership or other legal entity governed by the laws of this State to which the remaining assets and liabilities of a dissolved corporation are transferred and which exists solely for the purposes of prosecuting and defending suits, by or against the dissolved corporation, enabling the dissolved corporation to settle and close the business of the dissolved corporation, to dispose of and convey the property of the dissolved corporation, to discharge the liabilities of the dissolved corporation and to distribute to the dissolved corporation’s stockholders any remaining assets, but not for the purpose of continuing the business for which the dissolved corporation was organized.

(f)
The time periods and notice requirements of this section shall, in the case of a corporation or successor entity for which a receiver or trustee has been appointed by the Court of Chancery, be subject to variation by, or in the manner provided in, the Rules of the Court of Chancery.

(g)
In the case of a nonstock corporation, any notice referred to in the last sentence of paragraph (a)(3) of this section shall include a copy of § 114 of this title. In the case of a nonprofit nonstock corporation, provisions of this section regarding distributions to members shall not apply to the extent that those provisions conflict with any other applicable law or with that corporation’s certificate of incorporation or bylaws.

§ 281. Payment and distribution to claimants and stockholders.
(a)	A dissolved corporation or successor entity which has followed the procedures described in § 280 of this title:
(1)	Shall pay the claims made and not rejected in accordance with § 280(a) of this title,
(2)	Shall post the security offered and not rejected pursuant to § 280(b)(2) of this title,
(3)	Shall post any security ordered by the Court of Chancery in any proceeding under § 280(c) of this title, and
(4)	Shall pay or make provision for all other claims that are mature, known and uncontested or that have been finally determined to be owing by the corporation or such successor entity.
Such claims or obligations shall be paid in full and any such provision for payment shall be made in full if there are sufficient assets. If there are insufficient assets, such claims and obligations shall be paid or provided for according to their priority, and, among claims of equal priority, ratably to the extent of assets legally available therefor. Any remaining assets shall be distributed to the stockholders of the dissolved corporation; provided, however, that such distribution shall not be made before the expiration of 150 days from the date of the last notice of rejections given pursuant to § 280(a)(3) of this title. In the absence of actual fraud, the judgment of the directors of the dissolved corporation or the governing persons of such successor entity as to the provision made for the payment of all obligations under paragraph (a)(4) of this section shall be conclusive.
(b)
A dissolved corporation or successor entity which has not followed the procedures described in § 280 of this title shall, prior to the expiration of the period described in § 278 of this title, adopt a plan of distribution pursuant to which the dissolved corporation or successor entity (i) shall pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the corporation or such successor entity, (ii) shall make such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the corporation which is the subject of a pending action, suit or proceeding to which the corporation is a party and (iii) shall make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the

Annex B-5

corporation or that have not arisen but that, based on facts known to the corporation or successor entity, are likely to arise or to become known to the corporation or successor entity within 10 years after the date of dissolution. The plan of distribution shall provide that such claims shall be paid in full and any such provision for payment made shall be made in full if there are sufficient assets. If there are insufficient assets, such plan shall provide that such claims and obligations shall be paid or provided for according to their priority and, among claims of equal priority, ratably to the extent of assets legally available therefor. Any remaining assets shall be distributed to the stockholders of the dissolved corporation.
(c)
Directors of a dissolved corporation or governing persons of a successor entity which has complied with subsection (a) or (b) of this section shall not be personally liable to the claimants of the dissolved corporation.

(d)	As used in this section, the term “successor entity” has the meaning set forth in § 280(e) of this title.
(e)
The term “priority,” as used in this section, does not refer either to the order of payments set forth in paragraph (a)(1)-(4) of this section or to the relative times at which any claims mature or are reduced to judgment.

(f)
In the case of a nonprofit nonstock corporation, provisions of this section regarding distributions to members shall not apply to the extent that those provisions conflict with any other applicable law or with that corporation’s certificate of incorporation or bylaws.

§ 282. Liability of stockholders of dissolved corporations.
(a)
A stockholder of a dissolved corporation the assets of which were distributed pursuant to § 281(a) or (b) of this title shall not be liable for any claim against the corporation in an amount in excess of such stockholder’s pro rata share of the claim or the amount so distributed to such stockholder, whichever is less.

(b)
A stockholder of a dissolved corporation the assets of which were distributed pursuant to § 281(a) of this title shall not be liable for any claim against the corporation on which an action, suit or proceeding is not begun prior to the expiration of the period described in § 278 of this title.

(c)	The aggregate liability of any stockholder of a dissolved corporation for claims against the dissolved corporation shall not exceed the amount distributed to such stockholder in dissolution.
§ 283. Jurisdiction.
The Court of Chancery shall have jurisdiction of any application prescribed in this subchapter and of all questions arising in the proceedings thereon, and may make such orders and decrees and issue injunctions therein as justice and equity shall require.
Annex B-6

PRELIMINARY COPY — SUBJECT TO COMPLETION

getaround®

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on [TBD], 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GETR2026SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on [TBD], 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T01342-[TBD]

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

GETAROUND, INC.

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

T01343-[TBD]

GETAROUND, INC.
SPECIAL MEETING OF STOCKHOLDERS
[TBD], 2026, [TBD] AM ET
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Mauricio Rivera as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of GETAROUND, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at [TBD] a.m., Eastern Time, on [TBD], 2026, at www.virtualshareholdermeeting.com/GETR2026SM, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE